Statement of Additional Information

HUSSMAN STRATEGIC MARKET CYCLE FUND

(Formerly Hussman Strategic Growth Fund)

TICKER SYMBOL: HSGFX

HUSSMAN STRATEGIC TOTAL RETURN FUND

TICKER SYMBOL: HSTRX

HUSSMAN STRATEGIC ALLOCATION FUND

TICKER SYMBOL: HSAFX

Investment Portfolios of

HUSSMAN INVESTMENT TRUST

November 1, 2024

Amended July 25, 2025

This Statement of Additional Information is not a Prospectus, but should be read in conjunction with the Funds’ November 1, 2024 Prospectuses, which may be supplemented from time to time. This Statement of Additional Information is incorporated by reference in its entirety into each Prospectus. Copies of a Prospectus, Annual Report or Semi-Annual Report may be obtained without charge, upon request, by writing Hussman Investment Trust at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, or by calling toll-free 1-800-HUSSMAN (1-800-487-7626).

TABLE OF CONTENTS

FUND OBJECTIVE, INVESTMENTS, STRATEGIES AND RISKS	2
CALCULATION OF NET ASSET VALUE	35
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION	36
SPECIAL SHAREHOLDER SERVICES	37
MANAGEMENT OF THE TRUST	38
INVESTMENT ADVISER	45
PORTFOLIO TRANSACTIONS	48
OTHER SERVICE PROVIDERS	49
GENERAL INFORMATION	52
ADDITIONAL TAX INFORMATION	56
FINANCIAL STATEMENTS	61
APPENDIX A: RATINGS DESCRIPTIONS	62
APPENDIX B: PROXY VOTING POLICIES AND PROCEDURES	66

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FUND OBJECTIVE, INVESTMENTS, STRATEGIES AND RISKS

Hussman Investment Trust (the “Trust”) is an open-end management investment company that currently offers three diversified investment portfolios: Hussman Strategic Market Cycle Fund (”Strategic Market Cycle Fund”), Hussman Strategic Total Return Fund (“Strategic Total Return Fund”) and Hussman Strategic Allocation Fund (“Strategic Allocation Fund”). Prior to November 1, 2024, the Strategic Market Cycle Fund was named the Hussman Strategic Growth Fund. The Strategic Market Cycle Fund, Strategic Total Return Fund and Strategic Allocation Fund are referred to individually as a ”Fund” and collectively as the “Funds.” The Trust was organized and its Agreement and Declaration of Trust was filed with the State of Ohio on June 1, 2000. Hussman Strategic Advisors, Inc. (the “Adviser”) serves as the investment adviser of the Funds.

Investment Objective

Strategic Market Cycle Fund - The Fund seeks to achieve long-term capital appreciation, with added emphasis on the protection of capital during unfavorable market conditions.

Strategic Allocation Fund – The Fund seeks to achieve total return through a combination of income and capital appreciation.

Strategic Total Return Fund – The Fund seeks to achieve long-term total return from income and capital appreciation.

Additional Information on Portfolio Investments, Strategies and Risks

All principal investment strategies and related risks are disclosed in the “Risk/Return Summary” of each Fund’s Prospectus. Information contained in this Statement of Additional Information expands upon information contained in the Prospectuses. No investment in shares of a Fund should be made without first reading the Fund’s Prospectus.

The table below provides an overview of investment transactions used by each Fund, where “Primary” reflects general use by the Fund as a regular part of its investment strategy, and “May be utilized” reflects possible or occasional use under less general circumstances.

Instruments	Strategic Market Cycle Fund	Strategic Allocation Fund	Strategic Total Return Fund
U.S. equity securities	Primary	Primary	Primary
Gold & precious metals shares	May be utilized	May be utilized	Primary
Real-estate investment trusts	May be utilized	May be utilized	May be utilized
Fixed income securities		Primary	Primary
Mortgage-related securities			May be utilized
Convertible debt			May be utilized
Foreign securities	May be utilized	May be utilized	May be utilized
Money market shares	Primary	Primary	Primary
Options	Primary	Primary	May be utilized
Futures	May be utilized	May be utilized	May be utilized

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Equity Securities

The value of a company’s stock may fall as a result of factors directly relating to that company, such as decisions made by its management or a lower demand for the company’s products or services. The value of a stock may fall because of factors affecting not just the company, but also companies in the same industry or in a number of different industries, such as increases in production costs. To the extent a Fund invests a significant portion of its assets in securities of a particular industry or sector, the Fund’s performance could be negatively affected if that industry or sector performs poorly. The value of a company’s stock is also based upon investor sentiment and market perceptions. The increasing popularity of passive index-based investing may have the potential to increase security price correlations and volatility. As passive investing strategies generally buy or sell securities based simply on inclusion and representation in an index, securities prices will have an increasing tendency to rise or fall based on whether investors are increasing or decreasing their reliance on passive strategies, rather than based on an analysis of the prospects and valuation of individual securities. This may result in increased market volatility as changing focus is placed on passive strategies.

The value of a company’s stock also may be affected by changes in the financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. The value of a company’s stock is also generally subject to the risk of future local, national or global economic disturbances based on unknown weaknesses in the markets in which the Fund invests. In the event of such a disturbance, issuers of securities held by a Fund may experience significant declines in the value of their assets and even cease operations, or may receive government assistance accompanied by increased restrictions on their business operations or other government intervention. The U.S. Government or other governments may take actions that could affect the overall economy as well as the securities markets in ways that are unforeseen. Governmental and quasi-governmental authorities and regulators throughout the world, such as the U.S. Federal Reserve, have in the past responded to major economic disruptions with a variety of significant fiscal and monetary policy changes, including, but not limited to, direct capital infusions into companies, new monetary programs and dramatically higher or lower interest rates. The Federal Reserve has spent hundreds of billions of dollars to keep credit flowing through the short-term money markets since mid-September 2019 when a shortage of liquidity caused a spike in overnight borrowing rates, and again in 2020 and 2021 with large stimulus initiatives intended to respond to economic stresses stemming from the novel coronavirus (COVID-19) pandemic. Many central banks across Europe, Asia and elsewhere adopted similar COVID-19 economic relief packages, which led to an increase in inflation. The end of these packages or programs, the introduction of quantitative easing by the Federal Reserve, and interest rate increases by the Federal Reserve have caused market downturns, disruptions, and volatility. In addition, political events within the U.S. and abroad, including the U.S. Government’s ongoing inability to implement a long-term budget and deficit reduction plan, the imposition of tariffs and sanctions by the U.S. or other governments, uncertainty surrounding the sovereign debt of members of the European Union (the “EU”), terrorism, political or economic dysfunction within some nations, public health crises and related geopolitical events, as well as environmental disasters, may add to instability and could negatively impact financial markets and the performance of a Fund.

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Gold and Precious Metals Shares

The Funds may invest in securities of companies whose business is related to mining, processing or dealing in gold or other precious metals or in registered investment companies or other companies that invest directly or indirectly in commodities and precious metals. Investments in mining or related precious metals industries are subject to a number of risks. The price of gold and other precious metals can be influenced by a variety of global economic, financial and political factors and may fluctuate substantially over short periods of time and be more volatile than other types of investments. The price of gold and other precious metals may be affected by perceptions of value in the commodity markets generally, unpredictable international monetary and political policies, such as currency devaluations or revaluations, economic or social conditions within an individual country, trade imbalances, or trade or currency restrictions between countries and world inflation rates and interest rates. The majority of producers of gold and other precious metals are domiciled in a limited number of countries, and economic or other conditions affecting one or more of the major sources of such precious metals could have a substantial effect on supply and demand in countries throughout the world. The price of gold and other precious metals, in turn, is likely to affect the market prices of securities of companies mining, processing or dealing in such precious metals and, accordingly, the value of investments in these securities.

The use of gold or Special Drawing Rights (which are also used by members of the International Monetary Fund for international settlements) to settle net deficits and surpluses in trade and capital movements between nations subjects the supply and demand, and therefore the price of gold to a variety of economic factors that normally would not affect other types of commodities. Platinum and palladium are part of the same group of metals and are often found together in mining operations. Companies engaged in the mining of platinum group metals are subject to economic and political risks, given that the world’s known supply of platinum group metals are concentrated primarily in Russia and the Republic of South Africa. Any disruptions in these countries may have a marked effect of the prices of platinum or palladium.

The business of mining by nature involves risks of environmental hazards and industrial accidents that can delay production, increase production costs and result in liability to the operator of the mines. Exploration for gold and other precious metals is speculative in nature and frequently is unsuccessful. Substantial expenditures are required to establish reserve properties and to construct mining and processing facilities. As a result of these uncertainties, no assurance can be given that the exploration programs undertaken by a particular mining operation will actually result in any new commercial mining.

Real Estate Investment Trusts

Real estate investment trusts (“REITs”) are pooled investment vehicles that invest primarily in income-producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or hybrid REITs. An equity REIT, which owns properties, generates income from rental and lease properties. Equity REITs also offer the potential for growth as a result of property appreciation and, in addition, occasional capital gains from the sale of appreciated property. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Hybrid REITs are designed to strike

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a balance between equity investments and mortgage-backed investments. They will derive their income from the collection of rents, the realization of capital gains from the sale of properties and from the collection of interest payments on outstanding mortgages held within the REIT.

Investors buy shares in REITs rather than investing directly in properties because direct ownership of real estate can be costly and difficult to quickly convert into cash. REITs do not have to pay income taxes if they meet certain requirements of the Internal Revenue Code of 1986, as amended (the “Code”). REITs need to meet asset diversification, source of income, distribution and certain other requirements in order to maintain their status as a REIT under the Code. REITs offer investors greater liquidity and diversification than direct ownership of a handful of properties.

When profits, revenues or the value of real estate property owned by REITs decline or fail to meet market expectations, REIT share prices may decline as well. Therefore, REITs are subject to the risks associated with investing in real estate, any of which could cause the value of a REIT’s share price to decline. Increases in interest rates typically lower the present value of a REIT’s future earnings stream, and may make financing property purchases and improvements more costly. Since the market value of REIT shares may change based upon investors’ collective perceptions of future earnings, the value of REIT shares will generally decline when investors anticipate or experience rising interest rates. In addition to risks related to investments in real estate generally, investing in REITs involves certain other risks related to their structure and focus including, without limitation, the following: dependency upon management skills; limited diversification; the risks of locating and managing financing for projects; heavy cash flow dependency; possible default by borrowers; the costs and potential losses of self-liquidation of one or more holdings; the possibility of failing to maintain an exemption from the registration requirements of the Investment Company Act of 1940, as amended (the “1940 Act”); and, in many cases, relatively small market capitalization, which may result in less market liquidity and greater price volatility. Other adverse factors affecting REITs include the extraordinary weakness and volatility in recent years affecting investments backed by real estate-related interests; past overinvestment in residential and commercial mortgages; work-from-home environments; recession; weak economic conditions; and environmental and other considerations.

By investing in REITs indirectly through the Funds, a shareholder will bear not only his or her proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of the REITs. Recent tax reform legislation permits a direct REIT shareholder to claim a 20% qualified business income deduction for certain ordinary REIT dividends received by the shareholder. The Funds are generally permitted to pass through this special treatment to shareholders when paying dividends attributable to such income, subject to certain restrictions and requirements.

Fixed Income Securities

U.S. Government Securities. U.S. Government securities are obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities, including bills, bonds and notes issued by the U.S. Treasury. The U.S. Government does not guarantee the net asset value of a Fund’s shares. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA”), are supported by the full faith and credit of the U.S.; others, such as those of the Federal Home Loan Banks, are

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supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those of the Federal National Mortgage Association (“FNMA”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. In the case of securities not backed by the full faith and credit of the U.S., the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment. U.S. Treasury obligations and other U.S. Government securities are subject to interest rate risk, which is the chance that bond prices will decline because of rising interest rates.

Government debt can be adversely affected by large and sudden changes in local and global economic conditions that result in increased debt levels. The total public debt of the U.S. as a percentage of gross domestic product has grown rapidly since the beginning of the 2008-2009 financial downturn and accelerated with the U.S. Government’s response to the COVID-19 pandemic. The Federal Reserve spent hundreds of billions of dollars to keep credit flowing through the short-term money markets beginning in mid-September 2019 when a shortage of liquidity caused a spike in overnight borrowing rates, and again in 2020 and 2021 with large stimulus initiatives intended to respond to economic stresses stemming from the COVID-19 pandemic. Many central banks across Europe, Asia and elsewhere adopted similar covid economic relief packages. In 2022, the Federal Reserve concluded its market support activities and began to raise interest rates in an effort to control inflation, which has caused market downturns, disruptions and volatility. This and future government intervention into the economy and financial markets to address other significant events may not work as intended, particularly if these efforts are perceived by investors as being unlikely to achieve the intended results or if there is an unexpected or quick reversal of such measures. It is not certain that the U.S. Government will intervene in response to a future market disturbance and the effect of any such future intervention cannot be predicted. The U.S. Government has also invested significantly in infrastructure and national defense and government agencies project that the U.S. will continue to maintain high debt levels for the foreseeable future. Because there is little precedent for this situation, it is difficult to predict the impact on the markets of this or other significant policy changes. Over the longer term, rising interest rates may present a greater risk than has historically been the case due to the prolonged period of low rates and the effect of government fiscal policy initiatives and potential market reaction to those initiatives. Although high debt levels do not necessarily indicate or cause economic problems, they may create certain systematic risks if sound debt management practices are not implemented. A high national debt level may increase market pressures to meet government funding needs, which may drive debt costs higher and cause the U.S. Treasury to sell additional debt, thereby increasing refinancing risk. A high national debt also raises concerns that the U.S. Government will not be able to make principal or interest payments when they are due, which may adversely impact the value of certain instruments held by a Fund. In August 2011, S&P Global Ratings (“S&P”) lowered the long-term sovereign credit rating of U.S. Government securities from AAA to AA+ and also downgraded the long-term credit ratings of U.S. government-sponsored enterprises. In explaining the downgrade, S&P cited, among other reasons, controversy over raising the statutory debt ceiling and growth in public spending. In August 2023, Fitch lowered the rating of the U.S. Government from AAA to AA+, citing among other reasons, rising debt at the federal, state and local levels and a steady deterioration in standards of governance over the past two decades. Fitch indicated that the worsening political divisions around spending and tax policy, including the U.S. Government’s repeated debt limit standoffs and last-minute resolutions as key reasons for its decision.

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Because of the rising U.S. Government debt burden, it is possible that the U.S. Government may not be able to meet its financial obligations or that securities issued by the U.S. Government may experience further credit downgrades or downgrades by other rating agencies. While it is impossible to predict the consequences of such an unprecedented event, it is likely that a default by the U.S. would be highly disruptive to the U.S. and global securities markets and could significantly impair the value of a Fund’s investments. Such a credit event may result in higher interest rates or cause significant disruption across various financial markets and asset classes. In the worst case, unsustainable debt levels could cause long-term declines in the valuation of the U.S. dollar and prevent the U.S. Government from implementing effective counter-cyclical fiscal policy in economic downturns. From time to time, uncertainty regarding the status of the negotiations to increase the U.S. Government’s statutory debt ceiling could increase the risk that the U.S. Government may default on payments on certain U.S. Government securities, cause the credit rating of the U.S. Government to be downgraded, increase volatility in both the stock and bond markets, result in higher interest rates, reduce prices of U.S. Treasury securities, and/or increase the costs of certain types of debt. Political events within the U.S. at times have resulted, and may in the future result, in a shutdown of government services, which could negatively affect the U.S. economy, decrease the value of a Fund’s investments and increase uncertainty in or impair the operation of the U.S. and other securities markets.

Zero Coupon Bonds and Treasury STRIPS. U.S. Government securities include “zero coupon” securities that have no coupons or have been stripped of their unmatured interest coupons, individual interest coupons from such securities that trade separately, and evidence of receipt of such securities. STRIPS are zero coupon securities that represent U.S. Treasury bills, notes and bonds that have been issued without interest coupons or stripped of their unmatured interest coupons, interest coupons that have been stripped from such U.S. Treasury securities, and receipts or certificates representing interests in such stripped U.S. Treasury securities and coupons. A STRIPS security pays no interest in cash to its holder during its life although interest is accrued for federal income tax purposes. Its value to an investor consists of the difference between its face value at the time of maturity and the price for which it was acquired, which is generally an amount significantly less than its face value. Investing in STRIPS may help to preserve capital during periods of declining interest rates. In anticipation of an interest rate decline, the Strategic Allocation Fund or the Strategic Total Return Fund might purchase STRIPS, the value of which would be expected to increase when interest rates decline.

STRIPS do not entitle the holder to any periodic payments of interest prior to maturity. Accordingly, such securities usually trade at a deep discount from their face or par value and will be subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities that make periodic distributions of interest. On the other hand, because there are no periodic interest payments to be reinvested prior to maturity, STRIPS eliminate the reinvestment risk and lock in a rate of return to maturity. Current federal tax law requires that a holder of a STRIPS security accrue a portion of the discount at which the security was purchased as income each year even though a Fund received no interest payment in cash on the security during the year. Because interest on zero coupon securities is not distributed on a current basis but is, in effect, compounded, zero coupon securities tend to be subject to greater market risk than interest-paying securities with similar maturity and credit qualities.

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Corporate Debt Securities. The investment return of corporate debt securities reflects interest earnings and changes in the market value of the security. The market value of a corporate debt security may be expected to rise and fall inversely with interest rates generally. There also exists the risk that the issuers of the securities may not be able to meet their obligations on interest or principal payments at the time called for by an instrument. Changes in the financial condition of an issuer, changes in specific economic or political conditions that affect a particular type of security or issuer, and changes in general economic or political conditions, can increase the risk of default by an issuer, which can affect a security’s credit quality or value. Certain corporate debt securities may also be subject to extension risk (the possibility that rising interest rates will slow the rate at which principal is repaid, limiting the amount of cash flows to be reinvested at higher yields) or prepayment risk (the possibility that falling interest rates will cause the principal to be repaid sooner than expected, forcing an investor to reinvest cash flows at lower yields).

Investments by the Funds in U.S. dollar or foreign currency-denominated corporate debt securities of domestic or foreign issuers are limited to debt securities (corporate bonds, debentures, notes and other similar corporate debt instruments) which meet the minimum ratings criteria set forth for the Fund, or, if unrated, are deemed by the Adviser to be comparable in quality to corporate debt securities in which the Fund may invest. Strategic Allocation Fund’s investments in corporate debt securities are limited to the debt securities of U.S. issuers (corporate bonds, debentures, notes and other similar corporate debt instruments) which meet the minimum ratings criteria set forth for the Fund, or, if unrated, are deemed by the Adviser to be comparable in quality to corporate debt securities in which the Fund may invest.

Convertible Debt Securities. A convertible debt security is a debt security that can be converted either at a stated price or rate within a specified period of time into a specified number of shares of common stock. By investing in convertible debt securities, a Fund seeks the opportunity, through the conversion feature, to participate in the capital appreciation of the common stock into which the securities are convertible, while investing at a better price than may be available on the common stock or obtaining a higher fixed rate of return than is available on the common stock. The value of a convertible debt security is a function of its “investment value” (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its “conversion value” (the security’s worth, at market value, if converted into the underlying common stock). The credit standing of the issuer and other factors may also affect the investment value of a convertible debt security. The conversion value of a convertible debt security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible debt security is governed principally by its investment value. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible debt security will be increasingly influenced by its conversion value. A convertible debt security may be subject to redemption at the option of the issuer at a price established in the instrument governing the convertible debt security. If a convertible debt security is called for redemption, the holder must permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party.

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Variable and Floating Rate Securities. Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The terms of such obligations must provide that interest rates are adjusted periodically based upon an interest rate adjustment index as provided in the respective obligations. The adjustment intervals may be regular, and range from daily up to annually, or may be event based, such as based on a change in the prime rate.

Floating rate debt instruments (“floaters”) carry a variable interest rate which is tied to another interest rate, such as a money-market index or U.S. Treasury bill rate. The interest rate on a floater resets periodically, typically every six months. Because of the interest rate reset feature, floaters provide a Fund with a certain degree of protection against rising interest rates, but generally do not allow the Fund to participate fully in appreciation resulting from any general decline in interest rates.

Inverse floating rate debt instruments (“inverse floaters”) carry an interest rate that resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater generally will exhibit greater price volatility than a fixed rate obligation of similar credit quality.

Mortgage-Related Securities. Mortgage-related securities are interests in pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental and government-related entities. The value of some mortgage-related securities in which Strategic Total Return Fund invests may be particularly sensitive to changes in prevailing interest rates, and, like other fixed-income investments, the ability of the Fund to successfully utilize these instruments may depend in part upon the ability of the Adviser to forecast interest rates and other economic factors correctly. Mortgage-related securities are less effective than other types of securities as a means of “locking in” attractive long-term interest rates because of the need to reinvest prepayments of principal and the possibility of significant unscheduled prepayments resulting from declines in interest rates.

Mortgage Pass-Through Securities. Mortgage “pass-through” securities are securities representing interests in “pools” of mortgage loans secured by residential or commercial real property. Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a “pass-through” of the monthly payments made by the individual borrowers on their residential or commercial mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities (such as securities issued by the GNMA) are described as “modified pass-through.” These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

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The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective maturity of the security beyond what was anticipated at the time of purchase. Early repayment of principal on some mortgage-related securities (arising from prepayments of principal due to sale of the underlying property, refinancing, or foreclosure, net of fees and costs which may be incurred) may expose the Fund to a lower rate of return upon reinvestment of principal. Also, if a security subject to prepayment has been purchased at a premium, the value of the premium would be lost in the event of prepayment. Like other fixed-income securities, when interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other fixed-income securities. To the extent that unanticipated rates of prepayment on underlying mortgages increase the effective maturity of a mortgage-related security, the volatility of such security can be expected to increase.

Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Government (in the case of securities guaranteed by the GNMA) or guaranteed by agencies or instrumentalities of the U.S. Government (in the case of securities guaranteed by FNMA or the Federal Home Loan Mortgage Corporation (“FHLMC”)). The principal governmental guarantor of mortgage-related securities is GNMA. GNMA is a wholly owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgages insured by the Federal Housing Administration (the “FHA”), or guaranteed by the Department of Veterans Affairs.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the FNMA and the FHLMC. FNMA is a government–sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/services which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks, credit unions and mortgage bankers.

Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government. Instead, they are supported only by the discretionary authority of the U.S. Government to purchase the agency’s obligations.

FHLMC was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks and now owned entirely by private stockholders. FHLMC issues Participation Certificates (“PCs”) which represent interests in conventional mortgages from FHLMC’s national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S.

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Government. Instead, they are supported only by the discretionary authority of the U.S. Government to purchase the agency’s obligations.

In September 2008, the U.S. Treasury Department and the Federal Housing Finance Agency (“FHFA”) announced that FNMA and FHLMC had been placed in conservatorship. Since that time, FNMA and FHLMC have received significant capital support through U.S. Treasury preferred stock purchases, as well as U.S. Treasury and Federal Reserve purchases on their mortgage-backed securities. The FHFA and the U.S. Treasury (through its agreement to purchase FNMA and FHLMC preferred stock) have imposed strict limits on the size of their mortgage portfolios. Although the mortgage-backed securities purchase programs ended in 2010, the U.S. Treasury continued its support for the entities’ capital as necessary to prevent a negative net worth through at least 2012. When S&P downgraded the long-term U.S. Government debt in August 2011, it also downgraded FNMA and FHLMC’s bond ratings from AAA to AA+, based on their direct reliance on U.S. Government support (although that rating did not directly relate to their mortgage-backed securities). Under the direction of the FHFA, in June 2019, FNMA and FHLMC entered into a joint initiative to develop a common securitization platform for the issuance of a uniform mortgage-backed security (UMBS”) that aligns the characteristics of FNMA and FHLMC certificates. The long-term effects of this initiative are uncertain. No assurance can be given that the Federal Reserve or the U.S. Treasury will ensure that FNMA and FHLMC remain successful in meeting their obligations with respect to the debt and mortgage-backed securities they issue.

Since the deterioration of worldwide economic and liquidity conditions that became acute in 2008, mortgage-backed securities have been subject to greater liquidity risk. These conditions may occur again. Also, government actions and proposals affecting the terms of underlying home loans and the inability of borrowers to refinance existing loans (e.g., sub-prime mortgages), have had, and may continue to have adverse valuation and liquidity effects on mortgage-backed securities. Although the liquidity of mortgage-backed securities has improved, there can be no assurance that in the future, the market for mortgage-backed securities will continue to improve and become more liquid.

Inflation-Indexed Securities. Inflation-indexed securities are fixed-income securities whose value is periodically adjusted according to the rate of inflation as indicated by the Consumer Price Index (“CPI”). Inflation-index securities may be issued by governments or their agencies and by corporations. There are two common accrual structures for inflation-indexed securities. The U.S. Treasury and some other issuers utilize a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the CPI accruals as part of a semiannual coupon.

Inflation-indexed securities are issued with various maturities. The securities issued by the U.S. Treasury, called Treasury Inflation Protected Securities (“TIPS”), pay interest on a semi-annual basis equal to a fixed percentage of the inflation-adjusted principal amount. For example, if the Strategic Total Return Fund purchased an inflation-indexed bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and the rate of inflation over the first six months was 1%, the mid-year par value of the bond would be $1,010, and the first semi-annual interest payment would be $15.15 ($1,010 times 1.5%). If inflation during the second half of the year resulted in the whole year’s inflation equaling 3%, the end-of-year par value of the bond would be $1,030, and the second semi-annual interest payment would be $15.45 ($1,030 times 1.5%).

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If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed securities will be adjusted downward, and consequently, the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of TIPS, even during a period of deflation. However, the current market value of the bonds is not guaranteed and will fluctuate. Other inflation-indexed securities may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

The value of inflation-indexed securities is expected to change in response to changes in real interest rates. Real interest rates in turn, are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed securities. In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed securities.

While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure. The reasons that interest rates may rise without a corresponding increase in inflation include changes in currency exchange rates, changes in anticipated economic growth, and temporary shortages of credit or liquidity. When interest rates rise without a corresponding increase in inflation, the Fund’s investments in inflation-indexed securities will forego the additional return that could have been earned on a floater.

The periodic adjustment of U.S. inflation-indexed securities is tied to the Consumer Price Index for Urban Consumers (“CPI-U”), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation, and energy. Inflation-indexed securities issued by a foreign government are generally adjusted to reflect a comparable inflation index calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the U.S.

Any increase in the principal amount of an inflation-indexed security will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

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Foreign Securities

The Funds may invest in foreign equity securities that trade domestically as American Depositary Receipts (“ADRs”). Strategic Total Return Fund may also invest in exchange-traded funds (“ETFs”) that hold foreign currencies or foreign government bonds when market conditions are believed to favor such diversification. ADRs are receipts typically issued by an American bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. Investments in foreign securities present special considerations not typically associated with investments in domestic securities. Foreign governments may impose potentially confiscatory withholding or other taxes, thereby reducing the amount of income and capital gains available to distribute to shareholders. Changes in foreign exchange rates will affect the value in U.S. dollars of all foreign currency-denominated securities and other investments held by a Fund. Exchange rates are generally influenced by the forces of supply and demand in the foreign currency markets and by political and economic events occurring inside and outside the U.S., many of which may be difficult, if not impossible to predict. Foreign securities are subject to different regulatory environments than in the U.S. and, as compared to the U.S., there may be less comprehensive or stringent accounting, auditing and financial reporting standards or a lack of uniformity with respect to such standards, less volume and liquidity and more volatility, less public information, and less regulation of foreign issuers. Certain countries have been known to expropriate or nationalize assets, and foreign investments may be subject to political, financial or social instability or adverse diplomatic developments. There may be difficulties in obtaining service of process on foreign issuers and difficulties in enforcing judgments with respect to claims under the U.S. securities laws against such issuers. Favorable or unfavorable differences between U.S. and foreign economies could affect the values of foreign securities.

General economic and financial conditions and events in particular countries or geographic regions may adversely impact the prices of securities held by a Fund. Global economies and financial markets are increasingly interconnected, which increases the possibility that conditions in one country or region might adversely impact issuers in, or foreign exchange rates with, a different country or region. The severity and duration of adverse economic conditions may also be affected by policy changes made by governments or quasi-governmental organizations. Both in developed and developing countries, crises have ensued from time to time and negatively impacted investor positions. These episodes include the COVID-19 pandemic, instances of default and restructuring, economic pressures introduced by significant commodity price declines or severe devaluations of foreign currencies with respect to the U.S. dollar, all of which can have the potential to severely erode the value of investments abroad. Some governmental authorities at times have taken steps to devalue their currencies substantially or have taken other steps to counter actual or anticipated market or other developments. Steps by those authorities to implement these activities could have substantial negative effects on the financial markets. The withdrawal of support, failure of efforts in response to a financial crisis or investor perceptions that these efforts are not succeeding could negatively affect financial markets in general as well as the values and liquidity of certain securities. The U.S. Government has, in the past, discouraged certain foreign investments by U.S. investors through taxation, economic sanctions or other restrictions and a Fund could be prohibited from investing in securities issued by companies subject to such restrictions. The imposition of sanctions by the U.S. or another government or country could cause disruptions to the country’s

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financial system and economy, which could negatively impact the value of securities issued by that country.

Foreign countries, companies, or individuals may become subject to economic sanctions or other government restrictions, which may result in downgrades in credit ratings of the sanctioned country or companies economically exposed to the sanctioned country or company. Various counties have recently seen significant internal conflicts and in some cases, civil wars and the occurrence of new disturbances due to acts of war or other political developments cannot be excluded. In 2022, because of the ongoing regional armed conflict in Europe, many countries around the word, including the U.S., imposed sanctions on Russia, which has impacted the Russian economy and resulted in Russia taking counter measures or retaliatory actions.

Nationalization, expropriation or confiscatory taxation, currency blockage, political changes, social instability or uncertainty, or diplomatic developments could adversely affect a Fund’s foreign investments. The transformation from a centrally planned, socialist economy to a more market-oriented economy in certain countries has also resulted in many economic and social disruptions and distortions.

If a Fund invests a significant portion of its assets in investments tied economically to (or related to) a particular geographic region, foreign country, or particular market, it will have more exposure to regional and country economic risks than a fund that invests throughout the world’s economies. Certain of these risks may also apply to securities of U.S. companies that conduct a significant amount of business in non-U.S. markets or rely upon suppliers from non-U.S. markets.

European Union. EU member countries that use the Euro as their currency (so-called Eurozone countries) lack the ability to implement an independent monetary policy and may be significantly affected by requirements that limit their fiscal options. Decreasing imports or exports, changes in governmental or other regulations on trade, changes in the exchange rate of the Euro, the default or threat of default by one or more EU member countries on its sovereign debt and/or an economic recession in one or more EU member countries may have a significant adverse effect on the economies of other EU member countries and major trading partners outside Europe. The global economic crisis that began in 2008 brought several small economies in Europe to the brink of bankruptcy and many other economies into recession and weakened the banking and financial sector of many European countries. For example, the governments of Greece, Spain, Portugal, and the Republic of Ireland experienced severe economic and financial difficulties between 2009 and 2012, an event that is commonly referred to as the “European sovereign debt crisis.” Large public budget deficits such as those during the European sovereign debt crisis could cause some European countries to become dependent on assistance from other European governments and institutions or other central banks or supranational agencies such as the International Monetary Fund. Assistance may be dependent on a country’s implementation of reforms or reaching a certain level of performance. Failure to reach those objectives or an insufficient level of assistance could result in a deep economic downturn.

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Emerging Market Securities

An “emerging market” is any country that the World Bank, the International Finance Corporation or the United Nations or its authorities has determined to have a low or middle-income economy.

Emerging Market Equity Securities. Investing in emerging markets involves exposure to potentially unstable governments, the risk of nationalization of business, restrictions on foreign ownership, prohibitions on repatriation of assets, and a system of laws that may offer less protection of property rights. The governments of certain Asian countries maintain their currencies at artificial levels in relation to the U.S. dollar, rather than at levels determined by the market, which may have an adverse impact on foreign investors. Financial imbalances among various economic sectors, fueled by rising asset prices, strong credit growth, and relatively easy financing conditions in certain Asian countries may also negatively impact those economies. Emerging market economies may be based on only a few industries, may be highly vulnerable to changes in local and global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. The securities markets in emerging markets are typically less efficient and substantially smaller, less liquid, and more volatile than the major securities markets in the U.S. and other developed countries. A high proportion of the shares of many issuers may be held by a limited number of persons and financial institutions, which may limit the number of shares available for investment by a Fund. A limited number of issuers in emerging markets may represent a disproportionately large percentage of market capitalization and trading value. The limited liquidity of securities markets in these countries may also affect a Fund’s ability to acquire or dispose of securities at the price and time it wishes to do so. The inability of a Fund to dispose fully and promptly of positions in declining markets would cause the Fund’s net asset value to decline as the values of the unsold positions are marked to lower prices. In addition, these securities markets are susceptible to being influenced by large investors trading significant blocks of securities.

Emerging Market Debt Securities. Investments in debt securities of governments of emerging market countries can involve a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A governmental entity’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity’s policy towards the International Monetary Fund and the political constraints to which a governmental entity may be subject. Governmental entities may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest on their debt. The commitment on the part of these governments, agencies, and others to make such disbursements may be conditioned on a governmental entity’s implementation of economic reforms and/or economic performance and the timely service of such debtor’s obligations. Failure to implement such reforms, achieve such levels of economic performance, or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds to the governmental entity, which may further impair such debtor’s ability or willingness to service its debts in a timely manner. Consequently, governmental entities may default on their sovereign debt. Holders of sovereign debt (including a

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Fund) may be requested to participate in the rescheduling of such debt and to extend further loans to governmental agencies. Moreover, certain participants in the secondary market for the sovereign debt may be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants, including the Funds. In many cases, governments of emerging market countries continue to exercise significant control over their economies, and government actions relative to the economy, as well as economic developments generally, may affect the capacity of issuers of debt instruments to make payments on their debt obligations, regardless of their financial condition.

The ability of emerging country governmental issuers to make timely payments on their obligations is likely to be influenced strongly by the issuer’s balance of payments, including export performance, and its access to international credits and investments. An emerging country whose exports are concentrated in a few commodities could be vulnerable to a decline in the international prices of one or more of those commodities. Increased protectionism on the part of an emerging country’s trading partners could also adversely affect the country’s exports and tarnish its trade account surplus, if any. To the extent that emerging countries receive payment for their exports in currencies other than dollars or non-emerging country currencies, the emerging country issuer’s ability to make debt payments denominated in dollars or non-emerging market currencies could be affected.

To the extent that an emerging country cannot generate a trade surplus, it must depend on continuing loans from foreign governments, multilateral organizations or private commercial banks, aid payments from foreign governments and on inflows of foreign investment. The access of emerging countries to these forms of external funding may not be certain, and a withdrawal of external funding could adversely affect the capacity of emerging country governmental issuers to make payments on their obligations. In addition, the cost of servicing emerging country debt obligations can be affected by a change in international interest rates since the majority of these obligations carry interest rates that are adjusted periodically based upon international rates.

Another factor bearing on the ability of emerging countries to repay debt obligations is the level of international reserves of a country. Fluctuations in the level of these reserves affect the amount of foreign exchange readily available for external debt payments and thus could have a bearing on the capacity of emerging countries to make payments on these debt obligations.

As a result of the foregoing or other factors, a governmental obligor, especially in an emerging country, may default on its obligations. If such an event occurs, a Fund may have limited legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign sovereign debt securities to obtain recourse may be subject to the political climate in the relevant country. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign sovereign debt obligations in the event of default under the commercial bank loan agreements.

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Derivative Instruments

As described in the Funds’ Prospectuses, each Fund may engage in certain transactions in derivative instruments, including options and futures contracts, to obtain investment exposures consistent with its investment objectives and policies, to hedge the Fund’s holdings against the impact of general market fluctuations, and to adjust each respective Fund’s exposure to market fluctuations, based on the Adviser’s analysis of prevailing market conditions.

Derivatives transactions can be used to establish both positive (increased) or negative (reduced) exposure to individual securities or general market fluctuations. For example, a Fund may purchase call options on individual stocks and stock indices in order to obtain exposure to specific securities, general market fluctuations, and to protect against an increase in the market price of securities that the Fund may wish to purchase in the future. A Fund may hedge its exposure to general market fluctuations by taking a position in index put options or short index futures contracts that are impacted by market fluctuations in a direction opposite to the impact on the Fund’s portfolio holdings. Historically, prices in the options and futures markets have tended to move in concert with cash market prices, and prices in the options and futures markets have maintained a highly predictable relationship to prices in the cash market. Thus, the value of securities held in a Fund’s portfolio may be protected against the impact of general market losses by gains realized on put options purchased by the Fund, or futures contracts sold by the Fund. A Fund may purchase and write options in combination with each other to adjust the risk and return of its overall investment positions. For example, a Fund may purchase a put option and write a call option on the same underlying instrument, in order to synthesize a position similar to that which would be achieved by selling a futures contract.

Specific transactions in which each Fund may engage are described in the applicable Fund’s Prospectus. The discussion below provides additional information regarding the use of certain derivative instruments.

Limitations on Use of Derivatives

The Funds adhere to specific limitations on their use of derivatives and hedging strategies. For purposes of these limitations, the “notional value” of a Fund’s hedge position is calculated as the sum of the notional values of short futures contracts and other non-option hedges, plus the greater of the notional value of put options owned by the Fund or call options written by the Fund. The combination of a long put position and a short call option is counted as a single option position. The notional value of such a position is generally equal to 100 (depending on the contract specifications) times the value of the underlying stock index, provided that no more than one of the options is “in the money” at the time the position is initiated. Similarly, option spread and other “covered” combinations (for example, a short put option combined with a long put option) are also netted as single positions for the purposes of calculating notional value under this limitation. Transactions that extend the maturity of an existing option position, or reduce the extent that an existing position is “in the money,” are not considered to be newly initiated positions. Other offsetting positions in derivatives may similarly be netted and treated as a single position.

The limitations on the use of derivative instruments set forth below apply at the time an investment in a derivative is made. A later change in percentage resulting from an increase or decrease in the

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values of investments or in the net assets of a Fund will not constitute a violation of such limitations. For purposes of these limitations, the notional value of the Fund’s hedge position is calculated as the sum of the notional values of short futures contracts and other non-option hedges, plus the greater of the notional value of put options owned by the Fund or call options written by the Fund.

Strategic Market Cycle Fund: The total notional value of the Fund’s positions in options, futures and other instruments used for hedging is not expected to exceed the value of stocks owned by the Fund, so that the most defensive position expected by the Fund will be a “fully hedged” position in which long and short exposures are of equal size. Accordingly, even during the most unfavorable market conditions, the notional value of derivatives and hedging positions, through the combination of short futures contracts, short call options and purchased put options, short sales of ETF shares, and all other instruments used for hedging, is not expected to exceed the aggregate value of the common stocks owned by the Fund. The most aggressive stance expected to be taken by the Fund will be a leveraged position in which the Fund’s total notional ownership of stocks, directly through purchase and indirectly through options and futures, is equal to 150% of the Fund’s net assets. This means that the value of the underlying positions represented by options and futures is not expected to exceed 50% of the value of the Fund’s net assets at the time of investment. Thus, when the Fund is in its most aggressive stance, the share price of the Fund could be expected to fluctuate as much as 1½ times more than it would if the Fund had not leveraged its portfolio.

Strategic Allocation Fund: The allocation of the Fund’s assets for investment in the stock and bond markets will vary. However, the Fund will seek to maintain investment exposure to each of the stock market and the bond market of at least 5% of its net assets at all times. During conditions that have historically been strongly favorable for stocks or bonds, the Fund’s investment exposure to either the stock market or the bond market may represent as much as 95% of the Fund’s net assets. The term “investment exposure” means the amount of the Fund’s unhedged investment in common stocks or bonds, respectively, plus the notional value of derivatives used by the Fund to obtain long exposure to the stock market or the bond market. The term “notional value” means the total dollar value of stocks or bonds represented by a derivative security. Subject to these limitations, the Fund may hedge its investment exposure to the stock and bond markets when deemed appropriate by the Adviser.

Strategic Total Return Fund: Specific strategies for reducing or “hedging” the Fund’s interest rate exposure include the purchase of short-term notes and bills, which exhibit limited price movements in response to interest rate changes. The Fund may also purchase put options and write call options on Treasury securities to hedge the interest rate risk of long-term bonds in its portfolio. In addition, the Fund may seek to hedge its exposure in a given investment sector by effecting short sales of ETFs, or purchasing put options on indices or ETFs considered by the Adviser to be correlated with securities held by the Fund. The total notional value of the Fund’s hedge positions in fixed-income securities (the dollar value of Treasury securities represented by put and call options held by the Fund) is not expected to exceed the total value of fixed-income securities held by the Fund having remaining maturities of 5 years or more. The total notional value of the Fund’s hedge positions in equities is not expected to exceed the total value of equities held by the Fund. The most defensive position expected by the Fund will be a “fully hedged” position in which the entire

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value of equities and intermediate and long-term fixed-income securities held by the Fund is protected. However, the Fund may experience a loss even when the entire value of its portfolio is hedged if the securities held by the Fund do not exceed the returns of the securities and financial instruments used to hedge.

Options Transactions on Stocks and Stock Indices

By purchasing a call option on an individual stock or stock index, a Fund may attempt to participate in potential price increases of the underlying stock or index, with results similar to those obtainable from directly purchasing the stock or index, but with risk limited to the cost of the option if stock prices fall. At the same time, a Fund would suffer a loss if stock prices do not rise sufficiently to offset the cost of the option.

By purchasing a put option on an individual stock, a Fund could hedge the risk of a decline in the price of the stock. By purchasing a put option on a stock index, a Fund could hedge the risk of a general market decline. The value of the put option would be expected to rise as a result of a market decline and thus could offset all or a portion of losses resulting from declines in the prices of individual securities held by a Fund. However, option premiums tend to decrease over time as the expiration date nears. Due to the cost of the option (in the form of premium and transaction costs), a Fund would suffer a loss in the put option if prices do not decline sufficiently to offset the deterioration in the value of the option premium. Index prices may be distorted if trading of certain stocks included in the index is interrupted. Trading in index options also may be interrupted in certain circumstances, such as if trading were halted in a substantial number of stocks included in the index or if dissemination of the current level of an underlying index is interrupted. If this occurs, the Fund would not be able to close out options which it had purchased and, if restrictions on exercise were imposed, may be unable to exercise an option it holds, which could result in losses if the underlying index moves adversely before trading resumes. However, it is each Fund’s policy to purchase options only on indices which include a sufficient number of stocks so that the likelihood of a trading halt in the index is minimized.

Although the markets for certain index option contracts have developed rapidly, the markets for other index options are not as liquid. The ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop in all index option contracts. Each Fund will not purchase or sell any index option contract unless and until, in the opinion of the Adviser, the market for such options has developed sufficiently that the risk in connection with such transactions is no greater than the risk in connection with options on stocks.

A Fund may engage in the writing (selling) of covered call options with respect to the securities in the respective Fund’s portfolio to supplement a Fund’s income and enhance total returns. A Fund may write (sell) listed or over-the-counter call options on individual securities held by a Fund, on baskets of such securities, or on a Fund’s portfolio as a whole. The Funds may write only covered call options. An option written against an individual security is considered to be covered when a Fund has in its respective portfolio (or has the right to acquire at no cost) the security subject to the option. A written option may also be considered to be covered if a Fund owns an option that entirely or partially offsets its obligations under the written option. Index options will be

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considered covered if a Fund holds a portfolio of securities substantially correlated with the movement of the index (or, to the extent it does not hold such a portfolio, maintains a segregated account with the custodian of high-quality liquid debt obligations equal to the market value of the option, marked to market daily). A call option written by a Fund obligates the Fund to sell specified securities to the holder of the option at a predetermined price if the option is exercised on or before its expiration date. An index call option written by a Fund obligates the Fund to make a cash payment to the holder of the option if the option is exercised and the value of the index has risen above a predetermined level on or before the expiration date of the option. A Fund may terminate its obligations under a call option by purchasing an option identical to the one written. Writing covered call options provides the Funds with opportunities to increase the returns earned from portfolio securities through the receipt of premiums paid by the purchasers of the options. Writing covered call options may reduce a Fund’s returns if the value of the underlying security or index increases and the option position is exercised or closed out by the Fund at a loss.

Risks of Over-the-Counter (“OTC”) Options and other OTC Derivatives – Options and other derivative instruments purchased and sold through private OTC transactions do not include many of the protections afforded to exchange participants. In addition, the existence of a liquid trading market for OTC derivatives will depend on whether there are dealers that make a market in such products, and there may not be a market for certain types of OTC derivatives. There can be no assurance that a market will be made or maintained or that any such market will be or remain liquid. Additionally, whereas exchange-traded options generally are guaranteed by the clearing agency, which is the issuer or counterparty to such options, no clearing agency guarantees OTC transactions. Accordingly, each party to an OTC transaction bears the risk that the counterparty will default.

Stock Index Futures

Stock Index Futures Characteristics. A futures contract obligates the seller of the contract to deliver, and the purchaser to take delivery of, the securities called for in the contract at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right to assume a position in the contract (a long position if the option is a call and short position if the option is a put) at a specified exercise price at any time during the period of the option.

The determination as to which index contracts may be appropriate for purchase or sale by a Fund is based upon, among other things, the liquidity offered by such contracts and the volatility of the underlying index.

Unlike when a Fund purchases or sells a security, no price is paid to or received by a Fund upon the purchase or sale of a futures contract, and no security is delivered or received by the Fund. Instead, the Fund will be required to deposit in its segregated asset account an amount of cash or qualifying securities currently ranging from approximately 10% to 15% of the contract amount. This is called “initial margin” and is in the nature of a performance bond or good faith deposit on the contract. The current initial margin is approximately 5% of the contract amount. Brokers may establish deposit requirements higher than this minimum. Subsequent payments, called variation margin, will be made to and from the account on a daily basis as the price of the futures contract fluctuates. This process is known as marking to market. Gains and losses on open contracts are required to be reflected in cash in the form of variation margin payments which a Fund may be

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required to make during the term of the contracts to its broker. Such payments would be required where, during the term of a stock index futures contract purchased by a Fund, the price of the underlying stock index declined, thereby making the Fund’s position less valuable. In all instances involving the purchase of stock index futures contracts by a Fund, an amount of cash together with such other securities as permitted by applicable regulatory authorities to be utilized for such purpose, at least equal to the market value of the futures contracts, will be deposited in a segregated account with the Funds’ custodian to collateralize the position. At any time prior to the expiration of a futures contract, the Fund may elect to close its position by taking an opposite position which will operate to terminate its position in the futures contract.

The writer of an option on a futures contract is required to deposit margin pursuant to requirements similar to those applicable to futures contracts. Upon exercise of an option on a futures contract, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s margin account. This amount will be equal to the amount by which the market price of the futures contract at the time of exercise exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. Although futures contracts by their terms, call for actual delivery or acceptance of securities, in most cases, the contracts are closed out before the settlement date without the making or taking of delivery. Closing out is accomplished by effecting an offsetting transaction. A futures contract sale is closed out by effecting a futures contract purchase for the same aggregate amount of securities and the same delivery date. If the sale price exceeds the offsetting purchase price, the seller immediately would be paid the difference and would realize a gain. If the offsetting purchase price exceeds the sale price, the seller immediately would pay the difference and would realize a loss. Similarly, a futures contract purchase is closed out by effecting a futures contract sale for the same securities and the same delivery date. If the offsetting sale price exceeds the purchase price, the purchaser would realize a gain, whereas if the purchase price exceeds the offsetting sale price, the purchaser would realize a loss.

A Fund will pay commissions on futures contracts and related options transactions, which may be higher than the commissions that would apply to purchases and sales of securities directly.

Risks Related to Futures Contracts and Related Options. There are several risks in connection with the use of futures contracts as a hedging device. While hedging can provide protection against an adverse movement in market prices, it can also preclude a hedger’s opportunity to benefit from a favorable market movement. In addition, investing in futures contracts and options on futures contracts will cause the Fund to incur additional brokerage commissions and may cause an increase in the Fund’s portfolio turnover rate.

To the extent market prices remain stable during the period a futures contract or option is held by a Fund or such prices move in a direction opposite to that anticipated, the Fund may realize a loss on the hedging transaction that is not offset by an increase in the value of its portfolio securities. As a result, the return of the Fund for the period may be less than if it had not engaged in the hedging transaction.

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The use of futures contracts involves the risk of imperfect correlation in movements in the price of futures contracts and movements in the price of the securities that are being hedged. If the price of the futures contract moves more or less than the price of the securities being hedged, the Fund will experience a gain or loss that will not be completely offset by movements in the price of the securities. It is possible that where the Fund has sold futures contracts to hedge its portfolio against a decline in the market, the market may advance, and the value of securities held in the Fund’s portfolio may decline. If this occurred, the Fund would lose money on the futures contract and would also experience a decline in the value of its portfolio securities.

Where futures are purchased to hedge against a possible increase in the price of a security before a Fund is able to fashion its program to invest in the security or in options on the security, it is possible that the market may decline. If a Fund, as a result, decided not to make the planned investment at that time either because of concern as to the possible further market decline or for other reasons, the Fund would realize a loss on the futures contract that is not offset by a reduction in the price of securities purchased.

All participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the index itself and the value of a future. Moreover, the deposit requirements in the futures market are less onerous than margin requirements in the securities market and may therefore cause increased participation by speculators in the futures market. Such increased participation may also cause temporary price distortions. Due to the possibility of price distortions in the futures market and because of the imperfect correlation between movements in the prices of securities and movements in the prices of futures contracts, an investment in a futures contract may not produce the intended benefit to the Fund even if market trends might otherwise favorably affect that transaction. In addition, if a Fund has insufficient available cash, it may at times have to sell securities to meet variation margin requirements. Such sales may have to be effected at a time when it may be disadvantageous to do so. Compared to the purchase or sale of futures contracts, the purchase of put or call options on futures contracts involves less potential risk because the maximum amount at risk is the premium paid for the options plus transaction costs. Because the value of the option is fixed at the point of sale, there are no daily cash payments by the purchaser to reflect changes in the value of the underlying futures contract. However, there may be circumstances when the purchase of an option on a futures contract would result in a loss to a Fund while the purchase or sale of the futures contract would not have resulted in a loss, such as when there is no movement in the price of the underlying securities.

Positions in futures contracts and related options may be closed out only on an exchange that provides a secondary market for such contracts or options. A Fund will enter into an option or futures position only if there appears to be a liquid secondary market. However, there can be no assurance that a liquid secondary market will exist for any particular option or futures contract at any specific time. Thus, it may not be possible to close out a futures or related option position. In the case of a futures position, in the event of adverse price movements, the Fund would continue to be required to make daily margin payments. In this situation, if the Fund has insufficient cash to meet daily margin requirements, it may have to sell portfolio securities at a time when it may be disadvantageous to do so. In addition, a Fund may be required to take or make delivery of the

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securities underlying the futures contracts it holds. The inability to close out futures positions also could have an adverse impact on the Fund’s ability to hedge its portfolio effectively.

When-Issued, Delayed Delivery and Forward Commitment Transactions

The Funds may purchase or sell securities on a when-issued or delayed delivery basis. These transactions involve a commitment by a Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place more than seven days in the future, or after a period longer than the customary settlement period for that type of security. When delayed delivery purchases are outstanding, the Fund will segregate until the settlement date assets determined to be liquid by the Adviser in accordance with procedures established by the Trust’s Board of Trustees in an amount sufficient to meet the purchase price. Typically, no income accrues on securities purchased on a delayed delivery basis prior to the time delivery of the securities is made, although the Fund may earn income on segregated securities. When purchasing a security on a delayed delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. Because a Fund is not required to pay for the security until the delivery date, these risks are in addition to the risks associated with the Fund’s other investments. If a Fund remains substantially fully invested at a time when delayed delivery purchases are outstanding, the delayed delivery purchases may result in a form of leverage. The market value of the securities purchased on a delayed delivery basis may be more or less than the purchase price. When a Fund has sold a security on a delayed delivery basis, the Fund does not participate in future gains or losses with respect to the security. If the other party to a delayed delivery transaction fails to deliver or pay for the securities, the Fund could miss a favorable price or yield opportunity or could suffer a loss. A Fund may dispose of or renegotiate a delayed delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. There is no percentage limitation on the extent to which a Fund may purchase or sell securities on a delayed delivery basis.

A Fund may make contracts to purchase securities for a fixed price at a future date beyond customary settlement time (“forward commitments”) if the Fund either (i) segregates until the settlement date assets determined to be liquid by the Adviser in accordance with procedures established by the Board of Trustees in an amount sufficient to meet the purchase price or (ii) enters into an offsetting contract for the forward sale of securities of equal value that it owns. Forward commitments may be considered securities in themselves. They involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, in addition to the risk of decline in the value of a Fund’s other assets. A Fund may dispose of a commitment prior to settlement and may realize short-term profits or losses upon such disposition.

Risks of Derivative Instruments Generally

The purchase and sale of derivative instruments, including options, futures contracts and other derivative transactions, involve risks different from those involved with direct investments in securities and requires different skills from the Adviser in managing the Funds’ portfolio of investments. While utilization of options, futures contracts and similar instruments may be advantageous to the Fund, if the Adviser is not successful in employing such instruments in

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managing the Fund’s investments or in predicting market changes, the Fund’s performance will be worse than if the Fund did not make such investments. It is possible that there will be imperfect correlation, or even no correlation, between price movements of the investments being hedged and the options, futures or other instruments used. It is also possible that the Fund may be unable to close out or liquidate its hedges during unusual periods of illiquidity in the options, futures or other markets. Moreover, to the extent that a counterparty to a derivative instrument becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund could experience losses, including the possibility of not obtaining a recovery of its investment or obtaining only a limited or delayed recovery. In addition, the Fund will pay commissions and other costs in connection with such investments, which may increase the Fund’s expenses and reduce its investment performance.

Derivative instruments can be volatile and the potential loss to a Fund from a derivative instrument may exceed the Fund’s initial investment. If the Adviser uses a derivative instrument at the wrong time or judges market conditions incorrectly, or if the derivative instrument does not perform as expected, these strategies may significantly reduce the Fund’s return. A Fund may experience a loss even when it is “fully hedged” if the exercise prices of the Fund’s call and put option hedges differ, so that the combined loss on these options during a market advance exceeds the gain on the underlying stock index. A Fund could also experience losses if the indices underlying its positions in derivatives are not closely correlated with the securities held by the Fund, or if the Fund is unable to close out a position because the market for an instrument or position is or becomes illiquid. Options purchased by a Fund may decline in value with the passage of time, even in the absence of movement in the price of the underlying security.

Regulatory Matters relating to Derivatives Transactions

Each Fund will comply with and adhere to all limitations on the manner and extent to which it effects transactions in derivative instruments (including futures, options on such futures, and foreign currency transactions) imposed by the provisions of the 1940 Act applicable to the issuance of senior securities. Additionally, the Adviser, on behalf of the Funds, has claimed an exclusion from the definition of the term “commodity pool operator” pursuant to Rule 4.5 under the Commodity Exchange Act, as amended (the “CEA”). Therefore, the Funds are not subject to regulation or registration as a commodity pool operator under the CEA. By claiming the exclusion, each Fund is limited in its ability to use certain derivatives, such as futures, certain options, and swaps, without the Fund becoming subject to U.S. Commodity Futures Trading Commission (“CFTC”) regulation. On an annual basis, the Adviser is required to reaffirm its eligibility to continue to claim the exclusion. If a Fund’s use of derivatives would prevent the Adviser from claiming the exclusion (or any other exclusion or exemption available under CFTC regulations), then the Adviser may be subject to regulation as a commodity pool operator or commodity trading advisor with respect to the Fund, and the Fund may become subject to regulation by the CFTC. The Funds may incur additional expenses in complying with the CFTC’s recordkeeping, reporting, and disclosure requirements.

It is possible that additional government regulation of various types of derivative instruments, including futures and options or of the use of these instruments by mutual funds, may limit or prevent a Fund from using such instruments as part of its investment strategy, which could negatively impact the Fund. For example, some legislative and regulatory proposals, such as those

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in the Dodd-Frank Wall Street Reform and Consumer Protection Act, passed into law in July 2010, impose limits on the maximum position that can be held by a single trader in certain contracts and subject some derivatives transactions to new forms of regulation that could create barriers to some types of investment activity. Other provisions expand entity registration requirements, impose capital, margin, business conduct, reporting and disclosure requirements on dealers, recordkeeping on counterparties such as the Funds, and require banks to move some derivatives trading units to a non-guaranteed (but capitalized) affiliate separate from the deposit-taking bank or divest them altogether. While any regulatory or legislative actions may not necessarily have a direct, immediate effect upon a Fund, it is possible that such actions could potentially limit or completely restrict the ability of the Fund to use these instruments as a part of its investment strategy, increase the costs of using these instruments or make them less effective. Limits or restrictions applicable to the counterparties with which a Fund engages in derivative transactions could also prevent the Fund from using these instruments or affect the pricing or other factors relating to these instruments, or change the availability of certain investments. Pursuant to the requirements of Rule 18f-4 which became effective on August 19, 2022, the Funds are required to adhere to provisions relating to derivatives and other financial instruments that create a future payment or delivery obligations in accordance with certain value-at-risk (“VaR”) leverage limits. While the limits imposed by Rule 18f-4 are not expected to exceed the existing limitations on the use of derivatives that are incorporated in each Fund’s investment program, a Fund’s ability to use derivative investments in some market conditions could potentially be affected.

Management Risk

As an actively managed investment company, each Fund is subject to management risk. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Funds, but there can be no guarantee that its decisions will produce the desired results. The ability of the Adviser to accurately analyze overall market conditions and utilize strategies for leveraging or hedging market exposure will be dependent, in part, on the Adviser’s ability to correctly assess current stock market conditions and to manage a Fund’s investment position and exposures in a manner that is responsive to pertinent market movements and market risk, none of which can be assured. The Adviser attempts to classify prevailing investment conditions with those historical instances having the greatest similarity and an investment may perform differently than expected due to changes in historical trends. The use of derivative instruments may involve risks different from, and potentially greater than, the risks associated with investing directly in securities and other more traditional assets. Even if the Adviser uses these strategies only for hedging purposes, if a transaction is not successful, it could result in a significant loss to a Fund. The amount of loss could be more than the principal amount invested.

Inflation and Deflation

The Funds may be subject to inflation and deflation risk. Inflation risk is the risk that the present value of assets or income of a Fund will be worth less in the future as inflation deceases the present value of money. Unanticipated or persistent inflation may have a material and adverse impact on the financial condition or results of operations of companies in which a Fund may invest, which may cause the value of the Fund’s holdings in such companies to decline. The rate of inflation in many countries worldwide has increased in recent years due to supply chain disruptions, fiscal or monetary stimulus, energy price increases, wage inflation and the Russian invasion of Ukraine,

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among other factors. There is no guarantee that actions taken by the Federal Reserve and other governmental bodies to reduce inflation will be effective. Deflation risk is the risk that the prices of goods and services in the U.S. and many foreign economies may decline over time. Deflation may have an adverse effect on stock prices and the creditworthiness of issuers and may make defaults on debt more likely. If a country’s economy slips into a deflationary pattern, it could last for a prolonged period and be difficult to reverse.

Economic and Market Events Risk and Geopolitical Risk

Events in the financial sector may cause an unusually high degree of volatility in the financial markets, both domestic and foreign. These events may include, but are not limited to: bankruptcies, corporate restructurings and economic stimulus by central banks, measures to address U.S. federal and state budget deficits; social, political and economic instability; steep changes in oil prices; dramatic changes in currency exchange rates; the enactment of various programs to address the COVID-19 pandemic; the failures of certain U.S. and non-U.S. banks in 2023; and China’s economic slowdown. Both domestic and foreign equity markets have experienced increased volatility and turmoil, with issuers that have exposure to the real estate, energy, mortgage and credit markets particularly affected, and it is uncertain when these conditions will recur.

Relatively high market volatility and reduced liquidity in credit and fixed income markets may adversely affect many issuers worldwide. Actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, such as interventions in currency markets, could cause high volatility in the equity and fixed-income markets. The Federal Reserve enacted various programs to support liquidity operations and funding in the financial markets as a result of the COVID-19 pandemic, including massively expanding its reverse repurchase agreement operations, adding $1.5 trillion of liquidity to the banking system; establishing swap lines with other major central banks to provide dollar funding; establishing a program to support money market funds; easing various bank capital buffers; providing funding backstops for businesses to provide bridging loans for up to four years; and providing funding to help credit flow in asset-backed securities markets. In June 2022, the Federal Reserve began a quantitative tightening program to reduce its US treasury and mortgage-backed securities holdings in order to reduce the excessive liquidity in the banking system, and began to raise interest rates. The impact of quantitative easing, interest rate increases, inflation or other adverse conditions (e.g., increased selling of certain fixed-income investments across other pooled investment vehicles or accounts, changes in investor perceptions or changes in government intervention in the markets) could cause the value of fixed income investments to decrease. Reduced liquidity may result in less money being available to purchase raw materials, goods, and services from emerging markets, which may result in a decline in the prices of these economic staples. It may also result in emerging market issuers having more difficulty obtaining financing, which may cause a decline in the prices of their securities.

Natural and environmental disasters, epidemics or pandemics, and systemic market dislocations may be highly disruptive to economies and markets. The health crisis caused by COVID-19 exacerbated other pre-existing political, social, and economic risks in certain countries, disrupted the supply chains that many businesses depended upon and accelerated trends towards working remotely and shopping on-line, which has negatively affect certain business sectors, as well as companies that have been slow to transition to an on-line business model. The government

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response to these events, including emergency health measures, welfare benefit programs, fiscal stimulus and industry support programs has contributed toward higher inflation and negatively affected the stability of the markets.

Russia’s military invasion of Ukraine in February 2022 resulted in the U.S. and other countries and certain international organizations levying broad economic sanctions on certain Russian individuals, corporate and banking entities, and other industries and businesses. The sanctions restrict companies from doing business with Russia and Russian companies, prohibit transactions with the Russian central bank and other key Russian financial institutions and entities, ban Russian airlines and ships from using many other countries’ airspace and ports and place a freeze on certain Russian assets. The sanctions also removed some Russian banks from the Society for Worldwide Interbank Financial Telecommunications (“SWIFT”), the electronic banking network that connects banks globally to facilitate cross-border payments. In addition, the United States has banned oil and other energy imports from Russia, the European Union imposed a partial embargo on Russian crude oil and petroleum products, and the United Kingdom phased out oil imports from Russia at the end of 2022. The U.S. and other countries also imposed economic sanctions on Belarus and may impose sanctions on other countries that support Russia’s military invasion. The current events, including sanctions and the potential for future sanctions, and Russia’s retaliatory responses to those sanctions and actions, may continue to adversely affect regional and global economic markets and commodities in the foreseeable future. The duration of ongoing hostilities and the vast array of sanctions and related events cannot be predicted. The occurrence of new disturbances due to acts of war or other political developments cannot be excluded.

Both in developed and developing countries, crises may arise that have the potential to severely erode the value of investments. These episodes may include instances of default, restructuring, economic pressures introduced by significant commodity price declines or severe devaluations of foreign currency with respect to the U.S. dollar. In the past, governmental and non-governmental issuers have defaulted on, or have been forced to restructure, their debts, and many other issuers have faced difficulties obtaining credit. Defaults or restructurings by governments or others of their debts could have substantial adverse effects on economies, financial markets, and asset valuations around the world. High public debt in the U.S. and other countries creates ongoing systematic and market risks and policy-making uncertainty. Unsustainable debt levels can lead to declines in the value of currency and can prevent a government from implementing effective counter-cyclical fiscal policy during economic downturns, can generate or contribute to an economic downturn or cause other adverse or market developments, such as an increase in inflation or volatility.

War, terrorism, economic uncertainty, and other geopolitical events (including sanctions, tariffs, exchange controls, or other cross-border trade barriers) have led, and in the future may lead, to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets generally. The type and severity of sanctions and similar measures, including counter-sanctions and other retaliatory actions, may vary broadly in scope and could result in a decline in the value and/or liquidity of securities issued by the sanctioned country or companies located in or economically tied to the sanctioned country. Sanctions and other similar measures could directly or indirectly limit or prevent a Fund from buying and selling securities in the sanctioned country or other markets, significantly delay or prevent the settlement of securities transactions, and adversely impact a Fund’s liquidity and performance. In addition, trade disputes

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(such as the “trade war” between the United States and China that intensified in 2018 and 2019) may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. The range and potential implications of possible political, regulatory, economic, and market outcomes, and the impact of these events on the prices of the Fund’s investments, are difficult to predict.

Borrowing Money

Each Fund does not intend to borrow money for the purpose of purchasing securities (“leverage”), but may borrow up to one-third of its total assets, including the amount of such borrowing, to maintain necessary liquidity to make payments for redemptions of Fund shares or for temporary emergency purposes; provided that a Fund will not purchase any additional investments, except for bona fide hedging purposes, while such borrowings are outstanding. Borrowing involves the creation of a liability that requires the Fund to pay interest.

The Trust has entered into an unsecured, uncommitted line of credit with its custodian bank which permits each Fund to borrow money for purposes of day-to-day settlement of investment and shareholder transactions. Each Fund is required to maintain specified asset coverage with respect to such borrowings under requirements of the 1940 Act and the terms of the loan agreement. During the June 30, 2024 fiscal year, the Strategic Total Return Fund incurred $843 of interest expense related to borrowings under the line of credit. Each Fund intends to borrow only for the limited purposes described above.

The risks of borrowing include a higher volatility in the net asset value of a Fund’s shares and the relatively greater effect on the net asset value of the shares caused by declines in the prices of the Fund’s investments, adverse market movements, and increases in the cost of borrowing. The effect of borrowing in a declining market could be a greater decrease in a Fund’s net asset value per share than if the Fund had not borrowed money. In an extreme case, if a Fund’s current investment income were not sufficient to meet the interest expense of borrowing, it could be necessary for the Fund to liquidate certain of its investments at an inappropriate time.

Exchange Traded Funds and Other Similar Instruments

The Funds may invest in ETFs and other similar instruments. The Funds may both purchase and effect short sales of shares of ETFs and may also purchase and sell options on shares of ETFs. These investments may be used to adjust the Fund’s exposure to the general market or a particular segment of the market and to manage the Fund’s risk exposure. Each Fund limits its aggregate investments in ETFs and will not invest in an ETF or enter into a transaction in an index ETF option if, as a result of such purchase or transaction, the aggregate “long” exposure of these investment positions would exceed 25% of the Fund’s net assets. If, as a result of market movements, these investment positions represent more than 30% of the value of the Fund’s net assets, the Adviser will reduce the Fund’s positions in an orderly manner, and as soon as practicable, to not more than 30% of Fund’s net assets.

Generally, an ETF in which a Fund may invest is an investment company that is registered under the 1940 Act that holds a portfolio of securities designed to track the performance of a particular

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index, index segment or currency. Similar instruments, issued by pools that are not investment companies, offer similar characteristics and may be designed to track the performance of an index or a basket of securities of companies engaged in a particular market or sector. ETFs sell and redeem their shares at net asset value in large blocks (typically 50,000 of its shares) called “creation units.” Shares representing fractional interests in these creation units are listed for trading on national securities exchanges and can be purchased and sold in the secondary market in lots of any size at any time during the trading day.

Investments in ETFs and other similar instruments involve certain inherent risks generally associated with investments in a broadly-based portfolio of stocks or bonds (or other underlying index) including: (1) risks that the general level of stock or bond prices may decline, thereby adversely affecting the value of each unit of the ETF or other instrument; (2) an ETF may not fully replicate the performance of its benchmark index because of the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or number of stocks or bonds held; (3) an ETF may also be adversely affected by the performance of the specific index, market sector or group of industries on which it is based; and (4) an ETF may not track an index as well as a traditional index mutual fund because ETFs are valued by the market and, therefore, there may be a difference between the market value and the ETF’s net asset value. A short sale involves the sale of shares that a Fund does not own in anticipation of purchasing those shares in the future at a lower price. If the price of the shares sold short declines (in an amount exceeding transaction costs), the Fund will realize a gain from the transaction. Conversely, if the price of the shares sold short increases, the Fund will realize a loss. The amount of this loss, in theory, is unlimited because there is no limit on the possible increase in market price of the securities sold short. If a Fund effects short sales of shares of ETFs, it may offset short positions with long positions in individual equity securities to limit the potential loss in the event of an increase in the market price of the ETFs sold short.

Because ETFs and pools that issue similar instruments incur various fees and expenses, a Fund’s investment in these instruments will involve certain indirect costs, as well as transaction costs, such as brokerage commissions. Fees and expenses incurred by an ETF may include trading costs, operating expenses, licensing fees, trustee fees, and marketing expenses. Although expense ratios for ETFs are generally low, frequent trading of ETFs can generate brokerage expenses. The Adviser will consider the expenses associated with an investment in determining whether to invest in an ETF or other instrument. Most ETFs are listed and traded on a national exchange such as the New York Stock Exchange (“NYSE”) and the American Stock Exchange (“AMEX”) and together with the NYSE, an “Exchange”). The market prices of ETFs are expected to fluctuate in accordance with both changes in the asset values of their underlying indices and supply and demand of an ETF’s shares on the Exchange. ETFs may trade at relatively modest discounts or premiums to net asset value. Certain ETFs may have a limited operating history, and information may be lacking regarding the actual performance and trading liquidity of such shares for extended periods or over complete market cycles. In addition, there is no assurance that the requirements of the Exchange necessary to maintain the listing of ETFs in which the Fund invests will continue to be met or will remain unchanged. There is also a risk that ETFs in which a Fund invests may terminate their operations and liquidate due to extraordinary events. For example, any of the service providers to an ETF, such as the trustee or sponsor, may close or otherwise fail to perform its obligations to the ETF, and the ETF may not be able to find a substitute service provider. ETFs

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may also be dependent upon licenses to use the various indices as a basis for determining their compositions and/or otherwise to use certain trade names. If these licenses are terminated an ETF may terminate its operations and liquidate. In the event the foregoing substantial market or other disruptions or extraordinary events affecting the shares of ETFs held by a Fund should occur in the future, the liquidity and value of the Fund’s shares could also be adversely affected. If such events were to occur, the Fund could be required to reconsider the use of ETFs as part of its investment strategy.

The Funds may invest in shares of other investment companies, to the extent permitted by applicable law and any applicable exemptive relief, subject to certain restrictions. These investment companies typically incur fees that are separate from those fees incurred directly by the Funds. A Fund’s purchase of such investment company securities results in the layering of expenses, such that shareholders would indirectly bear a proportionate share of the operating expenses of such investment companies, including advisory fees, in addition to paying the Fund’s expenses. Unless an exception is available, Section 12(d)(1)(A) of the 1940 Act prohibits a fund from (i) acquiring more than 3% of the voting shares of any one investment company, (ii) investing more than 5% of its total assets in any one investment company, and (iii) investing more than 10% of its total assets in investment companies, including ETFs. Rule 12d1-4 under the 1940 Act (“Rule 12d1-4”) allows funds to invest in other investment companies in excess of some of the limitations discussed above, subject to certain limitations and conditions. An acquiring fund relying on Rule 12d1-4 must enter into a fund of funds investment agreement with the acquired fund. Rule 12d1-4 outlines the requirements for fund of funds agreements and specifies certain reporting responsibilities of the acquiring fund’s adviser. The Funds expect to rely on Rule 12d1-4 to the extent the Adviser deems such reliance necessary or appropriate.

Money Market Funds

In order to maintain sufficient liquidity to implement investment strategies, or for temporary defensive purposes, each Fund may invest a significant portion of its assets in shares of one or more money market funds registered under the 1940 Act. As of June 30, 2024, the Strategic Market Cycle Fund, had 46.3% of the value of its net assets invested in shares of a single money market fund. As an investor in money market funds, the Funds indirectly bear additional expenses because money market funds pay their own investment advisory fees and incur various other expenses. An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency, entity or person. While investor losses in money market funds have been rare, they are possible. Certain money market funds have floating net asset values per share, while others seek to maintain stable net asset values per share (typically, $1.00 per share). If the liquidity of a money market fund’s portfolio deteriorates below certain levels, the money market fund may suspend redemptions (i.e., impose a redemption gate), which would prevent a Fund from redeeming shares of the money market fund, or may impose a liquidity fee of up to 2% of the value of shares that a Fund redeems. These measures may result in a loss to a Fund or prohibit the Fund from redeeming shares when the Adviser would otherwise redeem shares.

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Commercial Paper

Commercial paper consists of unsecured promissory notes issued by corporations. Issues of commercial paper normally have maturities of less than 9 months and fixed rates of return. Each Fund may invest in commercial paper rated in any rating category by a Nationally Recognized Statistical Rating Organization (“NRSRO”) or unrated commercial paper, except the Strategic Allocation Fund may only invest in commercial paper rated in the highest rating category by any NRSRO. In general, investments in lower-rated instruments are subject to greater credit risk than investments in instruments in higher-rated categories.

Illiquid Securities

The Funds typically do not purchase illiquid securities. However, certain securities purchased by a Fund may become illiquid. Each Fund will not purchase an illiquid security or other illiquid investment if, as a result, illiquid securities and other illiquid investments would constitute more than 15% of the Fund’s net assets. Illiquid securities and investments are those that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Generally, these investments include, among others: (i) private placements and other securities that are subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., when trading in the security is suspended, or, in the case of unlisted securities, when market makers do not exist or will not entertain bids or offers); and (ii) repurchase agreements that mature in more than seven days.

Because of the absence of a trading market, a Fund may not be able to sell illiquid securities and other illiquid investments at the times it desires to do so or at prices which are favorable. The sale price of illiquid investments may be lower or higher than the value of those investments as determined by the Fund. Generally, there is less public information available about issuers of securities that are not publicly traded than issuers of publicly traded securities. During the coming year, each Fund does not intend to invest more than 5% of its net assets in illiquid securities. The Adviser will monitor the liquidity of each Fund’s investments in illiquid securities and other illiquid investments. Certain securities available for resale pursuant to Rule 144A under the Securities Act of 1933 may not be treated as “illiquid” for purposes of this limit on investments in accordance with procedures adopted by the Board of Trustees of the Trust.

Liquidity risk in the fixed-income market may result from the lack of an active market, a reduced number of traditional market participants, or the reduced capacity of traditional market participants to make a market in fixed-income securities. The debt market has experienced considerable growth, and financial institutions making markets in instruments purchased and sold by the Strategic Allocation Fund or the Strategic Total Return Fund (e.g., bond dealers) have been subject to increased regulation. The impact of that growth and regulation on the ability and willingness of financial institutions to engage in trading or “making a market” in such instruments remains unsettled. As a result, a Fund, when seeking to sell its portfolio investments, could find that selling is more difficult than anticipated, especially during times of high market volatility. Market participants attempting to sell the same or a similar instrument at the same time as a Fund could exacerbate the Fund’s exposure to liquidity risk. A Fund may have to accept a lower selling price

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for the holding, sell other investments that it might otherwise prefer to hold, or forego another more appealing investment opportunity. Certain investments that were liquid when purchased by a Fund may later become illiquid, particularly in times of overall economic distress. Changing regulatory, market, or other conditions or environments (for example, the interest rate or credit environments) may also adversely affect the liquidity and the value of a Fund’s investments. In addition, liquidity risk may be magnified in a rising interest rate environment in which investor redemptions from fixed-income mutual funds may be higher than normal; the selling of fixed-income securities to satisfy fund shareholder redemptions may result in an increased supply of such securities during periods of reduced investor demand due to a lack of buyers, thereby impairing a Fund’s ability to sell such securities.

Rule 22e-4 under the 1940 Act requires open-end funds, such as the Funds, to establish liquidity risk management programs and to enhance disclosures regarding fund liquidity. The Trust has adopted and implemented a liquidity risk management program (the “Liquidity Program”) as required by Rule 22e-4, and the Board of Trustees has appointed personnel of the Adviser to administer the Liquidity Program and to assess, manage and periodically review the liquidity risks of the Funds. Pursuant to the Liquidity Program, the Adviser is required to classify the liquidity of each portfolio investment held by a Fund. Securities eligible to be resold pursuant to Rule 144A under the Securities Act of 1933 may be considered liquid by the Adviser or its delegate. Various factors, as set forth in the Funds’ Liquidity Program may be considered, to the extent applicable, when classifying the liquidity of each portfolio investment held by a Fund, including, but not limited to: (i) the existence of an active market for the asset, including whether the asset is listed on an exchange, as well as the number, diversity, and quality of market participants; (ii) the frequency of trades or quotes for the asset and average daily trading volume of the asset (regardless of whether the asset is a security traded on an exchange); (iii) the volatility of trading prices for the asset; (iv) the bid-ask spreads for the asset; (v) whether the asset class or investment has a relatively standardized and simple structure; (vi) for fixed income securities, maturity and date of issue; and (vii) restrictions on trading of the asset and limitations on transfer of the asset.

Repurchase Agreements

Each Fund may purchase securities pursuant to repurchase agreements. Under the terms of a repurchase agreement, a Fund acquires securities from a member bank of the Federal Reserve System or a registered broker-dealer which the Adviser deems creditworthy, subject to the seller’s agreement to repurchase those securities at a mutually agreed upon date and price. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller under a repurchase agreement is obligated to maintain at all times with the Fund’s custodian or a sub-custodian the underlying securities as collateral in an amount not less than the repurchase price (including accrued interest). If the seller defaults on its repurchase obligation or becomes insolvent, the Fund has the right to sell the collateral and recover the amount due from the seller. However, the Fund will suffer a loss to the extent that the proceeds from the sale of the underlying securities are less than the repurchase price under the agreement, or to the extent that the disposition of the securities by the Fund is delayed pending court action. Repurchase agreements are considered to be loans by the Funds under the 1940 Act.

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Lending Portfolio Securities

In order to generate additional income, each Fund may, from time to time, lend its portfolio securities to broker-dealers, banks or institutional borrowers of securities. The Funds must receive 100% collateral in the form of cash or U.S. Government securities. This collateral must be valued daily and, should the market value of the loaned securities increase, the borrower must furnish additional collateral to the Fund. During the time portfolio securities are on loan, the borrower pays the Fund any dividends or interest paid on such securities. Loans are subject to termination by a Fund or the borrower at any time. While the Funds do not have the right to vote securities on loan, they have the right to terminate the loan and regain the right to vote if that is considered important with respect to the investment. In the event the borrower defaults in its obligation to a Fund, the Fund bears the risk of delay in the recovery of its portfolio securities and the risk of loss of rights in the collateral. The Funds will only enter into loan arrangements with broker-dealers, banks or other institutions which the Adviser has determined to be creditworthy under guidelines established by the Trustees.

During the fiscal year ended June 30, 2024, the Funds did not engage in securities lending, and they do not presently intend to engage in the practice of securities lending. At such time as a Fund engages in the practice of securities lending, the Trustees will adopt procedures in order to manage the risks of securities lending.

Investment Restrictions

Each Fund’s investment objective may not be changed without a vote of the holders of a majority of the outstanding shares of that Fund. In addition, each Fund is subject to the following investment restrictions, which may not be changed without the affirmative vote of the holders of a majority of the Fund’s outstanding shares. When used in this Statement of Additional Information and the Prospectus, a “majority” of the Fund’s outstanding shares means the vote of the lesser of: (1) 67% of the shares of the Fund present at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy, or (2) more than 50% of the outstanding shares of the Fund.

Each Fund may not:

1.	Purchase securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry.

2.	With respect to 75% of its total assets, invest more than 5% of the value of its total assets in the securities of any one issuer or purchase more than 10% of the outstanding voting securities of any one issuer (except that such limitation does not apply to U.S. Government securities and securities of other investment companies).

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3.	Borrowing

Strategic Market Cycle Fund. Borrow money, issue senior securities or mortgage, pledge or hypothecate its assets if such borrowings or other transactions would exceed more than 33⅓% of the value of its total assets and except to the extent permitted under the 1940 Act or the rules, regulations or interpretations thereof.

Strategic Total Return Fund and Strategic Allocation Fund. Borrow money or issue senior securities if such borrowings or other transactions would exceed more than 33⅓% of the value of its total assets and except to the extent permitted under the 1940 Act or the rules, regulations or interpretations thereof.

4.	Make loans to other persons except (i) by the purchase of a portion of an issue of bonds, debentures or other debt securities; (ii) by lending portfolio securities in an amount not to exceed 33⅓% of the value of its total assets; and (iii) by entering into repurchase agreements.

5.	Underwrite securities of other issuers, except to the extent that the disposition of portfolio securities, either directly from an issuer or from an underwriter for an issuer, may be deemed to be an underwriting under the federal securities laws.

6.	Purchase securities of companies for the purpose of exercising control.

7.	Purchase or sell real estate, except that the Fund may invest in securities of companies that invest in real estate or interests therein and in securities that are secured by real estate or interests therein.

8.	Purchase or sell commodities or commodities contracts, except that the Fund may purchase and sell futures contracts and options thereon.

Except with respect to the percentage limitations relative to the borrowing of money (investment restriction number 3 above), if a percentage limitation set forth above, or stated elsewhere in this Statement of Additional Information or in a Prospectus, is met at the time an investment is made, a later change in percentage resulting from a change in the value of the Fund’s investments or in the net assets of the Fund will not constitute a violation of such percentage limitation.

Portfolio Turnover

The portfolio turnover rate for each Fund is calculated by dividing the lesser of the Fund’s purchases or sales of portfolio securities for the year by the monthly average value of the securities. A Fund’s portfolio turnover rate may vary greatly from year to year as well as within a particular year, and may also be affected by cash requirements for redemption of shares or implementation of hedging strategies. High portfolio turnover rates will generally result in higher transaction costs to the Fund, including brokerage commissions, and may result in additional tax consequences to Fund shareholders. The Adviser anticipates that the annual portfolio turnover rate of each Fund will typically not exceed 200%. However, changing market conditions may cause the Adviser to

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make significant changes in a Fund’s investment holdings, which may result in a higher portfolio turnover rate in particular years. The portfolio turnover rates for the Funds vary from year to year and generally reflects the frequency of opportunities to purchase securities ranked highly based on the Adviser’s stock selection discipline, to sell lower ranked holdings particularly on short term strength, and to vary a Fund’s hedge positions in response to changes in market conditions.

	June 30, 2024	June 30, 2023
Strategic Market Cycle Fund	113%	79%
Strategic Allocation Fund	129%	79%
Strategic Total Return Fund	55%	42%

CALCULATION OF NET ASSET VALUE

The net asset value of shares of the Fund is determined as of the close of the regular session of trading on the New York Stock Exchange (the “NYSE”) on each day the NYSE is open for trading. Currently, the NYSE is open for trading on every day except Saturdays, Sundays and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving and Christmas.

For purposes of computing the net asset value of the Funds, portfolio securities are valued at market value as of the close of regular trading on the NYSE (normally, 4:00 p.m. Eastern time) on each business day the NYSE is open. Securities listed on the NYSE or other exchanges, other than options, are valued on the basis of their last sale prices on the exchanges on which they are primarily traded. However, in the case of securities of U.S. issuers, if the last sale price on the NYSE is different than the last sale price on any other exchange, the NYSE price will be used. If there are no sales on that day, the securities are valued at the last bid price on the NYSE or other primary exchange for that day. Securities quoted by NASDAQ are valued at the NASDAQ Official Closing Price. If there are no sales on that day, the securities are valued at the last bid price as reported by NASDAQ. Securities traded in over-the-counter markets, other than NASDAQ quoted securities, are valued at the last sales price, or if there are no sales on that day, at the mean of the closing bid and ask prices.

Pursuant to procedures approved by the Board of Trustees, options traded on a national securities exchange are valued at prices between the closing bid and ask prices determined by the Adviser to most closely reflect market value as of the time of computation of net asset value. Options not traded on a national securities exchange or board of trade, but for which over-the-counter market quotations are readily available, are valued at the mean between their closing bid and ask prices. Futures contracts and options thereon, if any, which are traded on commodities exchanges, are valued at their last sale prices as of the close of regular trading on the NYSE or, if not available, at the mean between their bid and ask prices.

Fixed income securities traded over-the-counter and not traded or dealt in upon any securities exchange, but for which market quotations are readily available, generally are valued at the mean of their closing bid and ask prices. Fixed income securities may also be valued on the basis of prices provided by an independent pricing service. Debt securities with remaining maturities of

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60 days or less may be valued at amortized cost if the Adviser, under the supervision of the Board of Trustees, determines that the amortized cost value of the security represents fair value.

Investments in shares of other open-end investment companies, other than shares of ETFs, are valued at their net asset values per share as reported by such companies. Shares of ETFs are valued at their sales prices or based on market quotations in the same manner as other securities traded on a national securities exchange.

In the event that market quotations are not readily available or are determined by the Adviser, as the valuation designee, to not be reflective of fair market value due to market events or developments, securities and other financial instruments will be valued at fair value as determined by the Adviser in accordance with procedures adopted by the Board of Trustees pursuant to Rule 2a-5 under the 1940 Act. Methods used to determine fair value may include, but are not limited to: multiple of earnings, multiple of book value, discount from market of a similar freely traded security, purchase price of the security, subsequent private transactions in the security or related securities, or a combination of these and other factors.

Determining the fair value of portfolio securities involves reliance on judgment, and a security’s fair value may differ depending on the method used for determining value. With respect to a portfolio security that has been valued at fair value, there can be no assurance that a Fund could purchase or sell that security at a price equal to the fair value of such security used in calculating the Fund’s net asset value. Because of the inherent uncertainty in determining fair value and the various factors considered in making such determinations, there can be significant deviations between the fair value at which a portfolio security is being carried and the price at which it can be sold.

The value of non-dollar denominated portfolio securities held by a Fund will be determined by converting all assets and liabilities initially expressed in foreign currency values into U.S. dollar values based on exchange rates supplied by a quotation service, if available, otherwise based on the mean of the current bid and ask prices of such currency as last quoted by any recognized dealer or major banking institution. Gains or losses between trade and settlement dates resulting from changes in exchange rates between the U.S. dollar and a foreign currency are borne by the Fund.

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

Shares of the Funds are offered for sale on a continuous basis. Shares of each Fund are sold and redeemed based on their net asset value as next determined after receipt of the purchase, redemption or exchange order in proper form.

Each Fund may suspend the right of redemption or postpone the date of payment for shares for more than seven days: (a) for any period during which the NYSE is closed for other than customary weekend and holiday closings or trading on the NYSE is restricted; (b) for any period during which an emergency exists as a result of which (i) disposal by the Fund of securities owned by it is not reasonably practicable or (ii) it is not reasonably practicable for the Fund to determine the value of its assets; and (c) for such other periods as may be permitted by an order of the SEC.

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Each Fund may pay the proceeds of a redemption by making an in-kind distribution of securities, but each has committed to pay in cash all redemption requests by a shareholder of record, limited in amount during any 90-day period up to the lesser of $250,000 or 1% of the value of the Fund’s net assets at the beginning of such period. Such commitment is irrevocable without the prior approval of the SEC. In the case of requests for redemption in excess of such amount, the Board of Trustees reserves the right to make payments in whole or in part in securities or other assets of a Fund. In this event, the securities distributed in-kind would be valued in the same manner that is used to determine the Fund’s net asset value. If the recipient sold such securities, brokerage charges would be incurred and a gain or loss may be realized for tax purposes. The Trust has adopted procedures to govern the circumstances and manner in which the Funds would effect in-kind distributions of redemption proceeds.

SPECIAL SHAREHOLDER SERVICES

As noted in the Prospectuses, the Funds offer the following shareholder services:

Shareholder Accounts. A shareholder account allows for voluntary investments to be made at any time. Available to individuals, custodians, corporations, trusts, estates, corporate retirement plans and others, investors are free to make additions to and withdrawals from their account as often as they wish. When an investor makes an initial investment in a Fund, a shareholder account is opened in accordance with the investor’s registration instructions. Each time there is a transaction in a shareholder account, such as an additional investment or a redemption, the shareholder will receive a confirmation statement showing the transaction.

Automatic Investment Plan. The automatic investment plan enables investors to make regular periodic investments in shares through automatic charges to their checking account. With shareholder authorization and bank approval, Ultimus Fund Solutions, LLC (the “Transfer Agent”) will automatically charge the checking account for the amount specified ($100 minimum) which will be automatically invested in shares at the net asset value on the date(s) selected by the investor. The shareholder may change the amount of the investment or discontinue the plan at any time by writing to the Transfer Agent.

Systematic Withdrawal Plan. Shareholders owning shares with a value of $5,000 or more may establish a Systematic Withdrawal Plan that will allow them to receive monthly or quarterly payments, in amounts of not less than $100 per payment, by authorizing the Fund to redeem the necessary number of shares periodically (each month or quarter as specified). Payments may be made directly to an investor’s account with a commercial bank or other depository institution via an Automated Clearing House (“ACH”) transaction.

Instructions for establishing this service are available by calling the Funds at 1-800-HUSSMAN. Payment may also be made by check made payable to the designated recipient and mailed within 7 days of the redemption date. If the designated recipient is other than the registered shareholder, the signature of each shareholder must be guaranteed on the instructions (see “How to Redeem Shares” in the Prospectus). A corporation (or partnership) must also submit a “Corporate Resolution” (or “Certification of Partnership”) indicating the names, titles and required number of signatures authorized to act on its behalf, which must be signed by a duly authorized officer(s). Costs in conjunction with the administration of the plan are borne by the Funds. Additionally,

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investors should be aware that such systematic withdrawals may deplete or entirely use their initial investment and that the redemption of shares to make withdrawal payments may result in realized long-term or short-term capital gains or losses. The Systematic Withdrawal Plan may be terminated by the Funds at any time upon thirty days’ written notice. A shareholder may terminate participation in a Systematic Withdrawal Plan by giving written notice to the Fund. Applications and further details may be obtained by calling the Funds at 1-800-HUSSMAN, or by writing to:

Hussman Funds

c/o Ultimus Fund Solutions, LLC

P.O. Box 46707

Cincinnati, Ohio 45246-0707

Transfer of Registration. To transfer shares to another owner, send a written request to the Transfer Agent at the address shown above. Your request should include the following: (1) the Fund name and existing account registration; (2) signature(s) of the registered owner(s) exactly as the signature(s) appear(s) on the account registrations; (3) the new account registration, address, social security or taxpayer identification number and how dividends and capital gains are to be distributed; (4) signature guarantees (see “How to Redeem Shares” in the Prospectus); and (5) any additional documents that are required for transfer by corporations, administrators, executors, trustees, guardians, etc. If you have any questions about transferring shares, call or write the Transfer Agent.

MANAGEMENT OF THE TRUST

Overall responsibility for the supervision of the management of the Trust rests with its Trustees, who are elected either by the Trust’s shareholders or by the Trustees currently in office. The Trustees serve for terms of indefinite duration until death, resignation, retirement or removal from office. The Trustees, in turn, elect the officers of the Trust to actively supervise the Trust’s day-to-day operations. The officers are elected annually. Certain officers of the Trust also may serve as a Trustee.

The Trustees oversee the operations of the Trust in accordance with the laws of the State of Ohio governing business trusts. There are currently three Trustees, two of whom are not “interested persons,” as defined by the 1940 Act, of the Trust (the “Independent Trustees”). The Independent Trustees receive compensation for their services as Trustee and attendance at meetings of the Board of Trustees or committees thereof. Officers of the Trust receive no compensation from the Trust for performing the duties of their offices, except the Trust may compensate its Chief Compliance Officer.

The Trustees and executive officers of the Trust, their addresses and their principal occupations during the past five (5) years are as follows:

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Name, Address and Age	Length of Time Served	Position(s) Held with Trust	Principal Occupation(s) During Past 5 Years and Directorships of Public Companies by Trustees	Number of Portfolios in Fund Complex** Overseen by Trustee
Interested Trustee:
*John P. Hussman Ph.D. (age 62) 6021 University Boulevard, Suite 490 Ellicott City, Maryland 21043	Since June 2000	President and Trustee	Chairman, President and Treasurer of Hussman Strategic Advisors, Inc.	3

Independent Trustees:
David C. Anderson (age 73) c/o Ultimus Fund Solutions, LLC 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246	Since June 2000	Trustee	Retired. Network Administrator for Hephzibah Children’s Association (child welfare organization) until July 2021.	3

William H. Vanover (age 77) c/o Ultimus Fund Solutions, LLC 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246	Since June 2000	Trustee	Retired. Investment counselor with Planning Alternatives, Ltd. (investment adviser) until July 2018.	3

Executive Officers:
Angela A. Simmons (age 49) 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246	Since July 2025	Treasurer	Vice President – Financial Administration of Ultimus Fund Solutions, LLC since March 2022. She has worked at Ultimus in various capacities since January 2007.

Emile Molineaux (age 61) 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246	Since April 2022	Chief Compliance Officer/AML Compliance Officer	Senior Compliance Officer of Northern Lights Compliance Services, LLC since 2011; CCO of various Northern Lights clients.

David James (age 54) 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246	Since April 2022	Secretary	Executive Vice President and Chief Legal and Risk Officer of Ultimus Fund Solutions, LLC since 2018.

*John P. Hussman, Ph.D., as an affiliated person of the Adviser, is an “interested person” of the Trust within the meaning of Section 2(a)(19) of the 1940 Act.

** The Fund Complex consists of the Strategic Market Cycle Fund, Strategic Allocation Fund and Strategic Total Return Fund.

Trustees’ Ownership of Fund Shares. The following table shows each Trustee’s dollar range of beneficial ownership of shares of the Funds and, on an aggregate basis, of shares of all funds within the complex overseen by the Trustee. Information is provided as of December 31, 2023.

	Strategic Market Cycle Fund	Strategic Allocation Fund	Strategic Total Return Fund	Aggregate Dollar Range of Shares of All Funds in Fund Complex Overseen by Trustee
Interested Trustee
John P. Hussman, Ph.D.	Over $100,000	Over $100,000	Over $100,000	Over $100,000
Independent Trustees
David C. Anderson	Over $100,000	None	None	Over $100,000
William H. Vanover	Over $100,000	None	Over $100,000	Over $100,000

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As of October 9, 2024, the Trustees and officers as a group owned of record or beneficially 8.10% of the outstanding shares of Strategic Market Cycle Fund, 68.2% of the outstanding shares of Strategic Allocation Fund and 3.4% of the outstanding shares of Strategic Total Return Fund. John Hussman may be deemed to control the Strategic Allocation Fund by virtue of owning more than 25% of its outstanding shares.

Trustee Compensation. Trustees and officers of the Trust who are affiliated with the Adviser or Ultimus are not compensated by the Funds for their services. Each Independent Trustee receives from the Trust an annual retainer of $50,000, payable quarterly, except the Audit Committee Chair receives an annual retainer of $56,000. Each Independent Trustee also receives a fee of $7,000 for attendance at each regular quarterly meeting of the Board of Trustees other than the annual meeting of the Board, for which each Independent Trustee receives an attendance fee of $12,000; a fee of $4,000 for attendance at each special meeting of the Board of Trustees; a fee of $3,000 for attendance at each meeting of any committee of the Board of Trustees that is not held on the same day as a Board of Trustees meeting; and a fee of $1,500 for participation in each informal monthly telephone conference call of the Board of Trustees. In addition, the Independent Trustees are reimbursed for travel and other expenses incurred in attending meetings. Each Fund pays its proportionate share of the Independent Trustees’ fees and expenses. The following table provides compensation amounts paid during the fiscal year ended June 30, 2024 to each of the Trustees:

Trustee	Aggregate Compensation From Each Fund	Pension or Retirement Benefits Accrued	Estimated Annual Benefits Upon Retirement	Total Compensation From All Funds in Fund Complex*
John P. Hussman, Ph.D.**	None	None	None	None
David C. Anderson	$ 32,667	None	None	$ 98,000
William H. Vanover	$ 32,667	None	None	$ 98,000

*	The “Fund Complex” consists of the Strategic Market Cycle Fund, Strategic Allocation Fund and Strategic Total Return Fund .Trustee fees are split equally among the Fund Complex.
**	Interested person of the Trust as defined by the 1940 Act.

Leadership Structure and Qualifications of Trustees

Board of Trustees. The Board of Trustees is responsible for the oversight of the Funds and has engaged the Adviser to oversee the management of each Fund on a day-to-day basis. The Board is responsible for overseeing the Adviser and the Funds’ other service providers in the operations of the Funds in accordance with the 1940 Act, other applicable federal and state laws, and the Trust’s Agreement and Declaration of Trust. The Board typically meets at regularly scheduled meetings four times throughout the year. In addition, the Trustees may meet at special meetings or on an informal basis at other times throughout the year. The Independent Trustees also regularly meet without the presence of any representatives of management. The Board has established an Audit Committee and a Nominating Committee and may establish ad hoc committees or working groups from time to time to assist the Board in fulfilling its oversight responsibilities. The Independent Trustees have also engaged independent legal counsel, and may from time to time engage consultants and other advisors to assist them in performing their oversight responsibilities.

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The Board of Trustees is led by the Trust’s President, Dr. John P. Hussman, Ph.D. Dr. Hussman is an “interested person” of the Trust because he is an officer and the controlling shareholder of the Adviser. Dr. Hussman, with the assistance of the Trust’s other officers, oversees the daily operations of the Funds, including monitoring the activities of the Funds’ service providers. As President, Dr. Hussman has primary responsibility for setting the agenda and presiding at each Board meeting.

The Trust has not appointed an independent Chairman or a Lead Independent Trustee. It was determined by the Board that, due to the Board’s size (three Trustees), the size of the Fund Complex (three funds) and the strong internal controls and strong compliance culture of the Adviser and other service providers to the Trust, it is not necessary at this time to appoint an independent Chairman or a Lead Independent Trustee. The Independent Trustees have demonstrated an ability to provide appropriate oversight to the operations of the Trust.

Board Committees. The Board has established a Nominating Committee and an Audit Committee, the members of which are David C. Anderson and William H. Vanover. Each member of the Nominating Committee and the Audit Committee is an Independent Trustee. The Nominating Committee is responsible for overseeing the composition of the Board and the various committees of the Board and for identifying and nominating qualified individuals to serve on the Board. The Nominating Committee did not meet during the June 30, 2024 fiscal year. The principal functions of the Audit Committee are: (i) the appointment, retention, and oversight of the Trust’s independent auditor; (ii) to meet separately with the independent auditor and review the scope and anticipated costs of the audit; and (iii) to receive and consider a report from the independent auditor concerning its conduct of the audit, including any comments or recommendations it deems appropriate. In addition, the Audit Committee acts as a liaison between the independent auditor and the full Board, and pre-approves the scope of the audit and non-audit services the independent auditor provides to the Funds. David C. Anderson serves as the Chairman of the Audit Committee and, as such, presides at all meetings of the Audit Committee and facilitates communications and coordination between the Independent Trustees and management with respect to the matters overseen by the Audit Committee. During the fiscal year ended June 30, 2024, the Audit Committee met three times.

Qualifications of the Trustees. The Independent Trustees review the experience, qualifications, attributes and skills of potential candidates for nomination or election by the Board. In evaluating a candidate for nomination or election as a Trustee, the Independent Trustees take into account the contributions that the candidate would be expected to make to the diverse mix of experience, qualifications, attributes and skills that they believe contribute to good governance for the Trust.

All Trustees have served in such capacity for more than 20 years. During this period, each Trustee has participated in regular and, on occasion, special Board meetings. Each Trustee has consistently attended Board meetings, demonstrating a commitment to the Funds and their shareholders. Through their years of service on the Board, the Trustees have developed a thorough understanding of their role and responsibilities to the Funds and their shareholders. For example, the Trustees review the Funds’ financial statements, consider the continuance of contracts with service providers, review compliance reports, meet regularly with the Chief Compliance Officer of the Trust and select the Trust’s independent registered public accounting firm. The Trustees also monitor certain quarterly activities of the Funds, including brokerage activities, pricing and

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valuation practices, anti-money laundering compliance and code of ethics reports related to personal trading. The Trustees, with the assistance of Trust counsel, also stay current on legal and regulatory changes impacting the Funds.

•	Dr. John P. Hussman, Ph.D. is the founder of Hussman Strategic Advisors, Inc., the investment adviser to the Funds, and serves as President of the firm. He holds a Ph.D. in Economics from Stanford University and two degrees from Northwestern University: a Master’s degree in Education and Social Policy and a Bachelor’s degree in Economics, Phi Beta Kappa. Dr. Hussman was previously a professor of economics and international finance at the University of Michigan. His academic research centers on market efficiency and information economics, and his research on these topics has been published in leading academic journals and trade publications. Dr. Hussman has been active in the financial markets since 1981 and worked as an options mathematician at the Chicago Board of Trade in the mid-1980s. In 1988, he began publishing investment research, and in 1993 he became active in portfolio management. The Board has concluded that Dr. Hussman is qualified to serve as a Trustee because of his professional investment experience and his distinguished academic background.

•	Mr. David C. Anderson is currently retired. He has substantial experience in computer applications and investment research and analysis. Mr. Anderson worked for nearly 20 years as a research analyst for member firms of the Chicago Board Options Exchange and the Chicago Board of Trade, where he developed proprietary strategies and models for the stock, options, futures, and precious metals markets. The Board has concluded that Mr. Anderson is qualified to serve as a Trustee because of his expertise on the subject of trading systems and his experience in investment research and analysis, as well as his business experience generally.

•	Mr. William H. Vanover is currently retired. He is the co-founder of Planning Alternatives, Ltd., a personal financial planning and investment management firm, where he worked in various capacities (Chief Investment Officer, Chief Compliance Officer and Investment Counselor) from 1982 until his retirement in July 2018. Mr. Vanover was employed in the financial services industry beginning in 1973 and was one of the early adherents to the financial planning movement. He served as a member of the Board of Managers of Susa Registered Fund, L.L.C., a closed-end management investment company, from January 2014 until July 2017. The Board has concluded that Mr. Vanover is qualified to serve as a Trustee because of his extensive experience in financial services and investments, as well as his business experience generally.

In addition to the qualifications listed above, the Trustees have consistently demonstrated strong character, integrity, ability, sound judgment, and superior communication and reasoning skills over their years of service. Furthermore, each Trustee came to the Board with a strong and diverse business background. The Board has concluded that, based on each Trustee’s experience, qualifications, attributes, and skills on an individual basis and in combination with the other Trustees, each Trustee is qualified and should continue to serve as such. In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling.

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Risk Oversight. The Funds are subject to a number of risks, including investment, compliance, and operational risks. Day-to-day risk management with respect to the Funds resides with the Adviser or other service providers (depending on the nature of the risk), subject to overall supervision by the Adviser. The Board has charged the Adviser with (i) identifying events or circumstances, the occurrence of which could have demonstrable and material adverse effects on a Fund; (ii) to the extent appropriate, reasonable or practicable, implementing processes and controls reasonably designed to lessen the possibility that such events or circumstances occur, or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously, and revising as appropriate, the processes and controls described in (i) and (ii) above.

The Board has appointed a Chief Compliance Officer who reports directly to the Independent Trustees and who provides presentations to the Board at its quarterly meetings, in addition to an annual report to the Board in accordance with the Trust’s compliance policies and procedures. The Chief Compliance Officer regularly discusses the relevant risk issues affecting the Trust during private meetings with the Independent Trustees. The Chief Compliance Officer also provides updates to the Board on the application of the Trust’s compliance policies and procedures and how these procedures are designed to mitigate risk. Finally, the Chief Compliance Officer reports to the Board immediately in between Board meetings in case of any problems associated with the Trust’s compliance policies and procedures that could expose (or that might have the potential to expose) a Fund to risk.

As the use of technology, including cloud-based technology, has become more prevalent in the course of business, the Funds have become potentially more susceptible to operational and information security risks through breaches in cybersecurity. A breach in cybersecurity refers to both intentional and unintentional cyber events from outside threat actors or internal resources that may cause a Fund, the Adviser, or another service provider to a Fund, to lose proprietary information, suffer data corruption and/or destruction or lose operational capacity, result in the unauthorized release or other misuse of confidential information, or otherwise disrupt normal business operations. This could adversely affect a Fund and its shareholders by, among other things: interfering with the processing of shareholder transactions; impeding a Fund’s ability to calculate its net asset value; causing the release of confidential information or private shareholder information (which may violate privacy and other laws, including those related to identity theft); or impairing the ability of the Adviser to manage the Fund’s investment portfolio.

A cyber security failure or breach may cause financial losses to a Fund by impeding trading or portfolio management, causing reputational damage, or subjecting the Fund to regulatory penalties, fines, reimbursement or other compensation costs. Additional compliance costs could be associated with corrective measures and/or cybersecurity risk management. Cyber breaches may include, among other things, gaining unauthorized access to a Fund’s digital information systems (through “hacking” or malicious software coding), but may result from outside attacks such as denial of service attacks (i.e., efforts to make network services unavailable to intended users) or cyber extortion, including exfiltration of data held for ransom or ransomware attacks. Cybersecurity breaches of the Adviser or other service providers to the Funds (including its administrator, transfer agent, intermediaries and custodian) or issuers in which a Fund invests, can also subject the Fund to many of the risks associated with direct cybersecurity breaches. The

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Adviser and other Fund service providers have established risk management systems, and implemented policies and procedures that are designed to reduce cybersecurity risks. However, no assurance can be given that these systems, policies and procedures will be effective in preventing an impairment of a Fund’s operations or preventing a loss to a Fund, largely because different or unknown threats may emerge in the future. The risk management policies of the Adviser and other service providers and their implementation vary among service providers and the Trust does not directly control the cybersecurity systems of issuers, the Adviser, or other service providers. Markets and market participants are increasingly reliant upon both publicly available and proprietary data systems, which may be impaired by data imprecision, malfunctions, unauthorized use or similar circumstances. In certain cases, an exchange or market may close or issue trading halts on either specific securities or even the entire market, which may cause a Fund to be unable to buy or sell certain securities or financial instruments, or to accurately price its investments. The rapid proliferation of technologies, as well as the increased sophistication and activities of organized crime, hackers and terrorists, continue to pose new and significant security threats. Moreover, the widespread use of work-from-home arrangements may increase operational and information security risks.

Not all risks that may affect the Funds can be identified or processes and controls developed to eliminate or mitigate their occurrence or effects, and some risks are simply beyond any control of the Trust, the Adviser, or other service providers.

Identifying and Evaluating Trustee Nominees. In overseeing the process of identifying and evaluating potential nominees, the Nominating Committee considers a wide variety of factors in considering Trustee candidates, including, but not limited to: (i) availability and commitment of a candidate to attend meetings and perform his or her responsibilities on the Board; (ii) relevant industry and related experience; (iii) educational background; (iv) financial and other relevant experience; (v) an assessment of the candidate’s character, integrity, ability and judgment; (vi) whether or not the candidate serves on boards of, or is otherwise affiliated with, competing financial service organizations or their related mutual fund complexes; (vii) whether or not the candidate has any relationships that might impair his or her independence; and (viii) overall interplay of a candidate’s experience, skill and knowledge with that of other Trustees. The Nominating Committee has not developed a formal policy with regards to the diversity of Board membership. The purpose behind the process of identifying and evaluating potential nominees is to find the best possible nominee. In identifying potential nominees for the Board, the Nominating Committee may consider candidates recommended by one or more of the following sources: (i) the current Trustees; (ii) the Trust’s officers; (iii) the Adviser; and (iv) any other source the Independent Trustees deem to be appropriate. The Trust has not adopted procedures by which shareholders of the Funds may recommend nominees to the Board of Trustees.

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        INVESTMENT ADVISER

Hussman Strategic Advisors, Inc., 6021 University Boulevard, Suite 490, Ellicott City, Maryland 21043, serves as investment adviser to the Funds under the terms of a separate investment advisory agreement (the “Advisory Agreement”) for each Fund. The Advisory Agreement for Strategic Market Cycle Fund is dated as of July 20, 2000 and last amended as of November 1, 2015. The Advisory Agreement for Strategic Allocation Fund is dated as of August 26, 2019. The Advisory Agreement for Strategic Total Return Fund is dated as of September 10, 2002 and last amended as of July 1, 2011. The Adviser, founded in August 1999, is a registered investment adviser that manages more than $530 million in assets as of June 30, 2024. John P. Hussman, Ph.D., President and a Trustee of the Trust and President and sole shareholder of the Adviser, may be deemed to control the Adviser. As the shareholder of the Adviser, Dr. Hussman receives benefits from the advisory fee paid to the Adviser.

Subject to each Fund’s investment objective and policies approved by the Trustees of the Trust, the Adviser manages each Fund’s portfolio and makes all investment decisions for the Fund, and continuously reviews, supervises and administers the Fund’s investment program. For these services, each Fund pays the Adviser a monthly fee computed at the annual rates:

Strategic Market Cycle Fund	0.90% of the Fund’s first $2 billion of average daily net assets, 0.85% on the next $3 billion of such assets and 0.80% of such assets over $5 billion, less any fee waivers.
Strategic Allocation Fund	0.75% of the Fund’s first $2 billion of average daily net assets, 0.70% of the next $3 billion of such assets and 0.65% of such assets over $5 billion, less any fee waivers.
Strategic Total Return Fund	0.50% of the Fund’s first $1 billion of average daily net assets, 0.45% of the next $1.5 billion of such assets and 0.40% of such assets over $2.5 billion, less any fee waivers.

The Adviser has contractually agreed that, until November 1, 2025, it will waive its advisory fees and/or absorb or reimburse each Fund’s other operating expenses to the extent necessary so that a Fund’s operating expenses (excluding fees and expenses incurred by the Fund on its investments in other investment companies and pooled investment vehicles, brokerage commissions, taxes, interest expense, and any extraordinary expenses) do not exceed an annual amount of each Fund’s average daily net assets equal to 1.15% for Strategic Market Cycle Fund; 1.25% for Strategic Allocation Fund; and 0.75% for Strategic Total Return Fund. Any fees waived or Fund expenses absorbed or reimbursed by the Adviser, either before or after November 1, 2025, are subject to reimbursement by the Funds provided a Fund is able to effect such reimbursement without causing its operating expenses (after reimbursement is taken into account) to exceed an amount equal to the lesser of: (i) the expense limitation in effect at the time such fees and expenses were waived, absorbed or reimbursed; and (ii) the expense limitation in effect at the time the Adviser seeks reimbursement, and provided further that the fees and expenses which are to be reimbursed by the Fund were incurred as of a date within three years of the reimbursement. The Adviser may agree to continue after November 1, 2025 the current arrangement to limit a Fund’s expenses or to implement a similar arrangement, but it is not obligated to do so.

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Advisory Fees. The following table shows the advisory fees paid by the Funds to the Adviser during the last three fiscal years:

Strategic Market Cycle Fund
	Advisory Fees Accrued	Advisory Fee Reductions	Advisory Fee Reductions Recovered	Advisory Fees Received
June 30, 2024	$3,562,996	$49,483	$16,996	$3,530,509
June 30, 2023	$4,616,132	None	$115,917	$4,732,049
June 30, 2022	$3,692,199	None	$18,924	$3,711,123
Strategic Allocation Fund
	Advisory Fees Accrued	Advisory Fee Reductions	Other Operating Expense Reimbursements	Advisory Fees Received
June 30, 2024	$207,859	$207,859	$37,076	$0
June 30, 2023	$179,461	$179,461	$38,330	$0
June 30, 2022	$155,649	$155,649	$15,966	$0
Strategic Total Return Fund
	Advisory Fees Accrued	Advisory Fee Reductions	Advisory Fees Recovered	Advisory Fees Received
June 30, 2024	$ 982,386	$135,372	N/A	$847,014
June 30, 2023	$1,167,873	$62,625	N/A	$1,105,248
June 30, 2022	$1,386,202	$10,253	N/A	$1,375,949

As of June 30, 2024, the Adviser may recoup the following amount of investment advisory fee waivers and/or expense reimbursements from the Funds no later than the dates stated below:

	Strategic Market Cycle Fund	Strategic Allocation Fund	Strategic Total Return Fund
June 30, 2025	-----	$171,615	$10,253
June 30, 2026	-----	$217,791	$62,625
June 30, 2027	$49,483	$244,935	$135,372
Total	$49,483	$634,341	$208,250

Unless sooner terminated, the Advisory Agreement for Strategic Market Cycle Fund and Strategic Total Return Fund will continue in effect until July 20, 2025 , and the Advisory Agreement for Strategic Allocation Fund will continue in effect until August 26, 2025. Thereafter, each Advisory Agreement may remain in effect for successive one-year periods if such continuance is approved at least annually (i) by the Trustees or by vote of a majority of the outstanding voting securities of the Fund and (ii) by vote of a majority of the Independent Trustees, cast in person at a meeting called for this purpose. Each Advisory Agreement is terminable at any time on 60 days’ prior written notice without penalty by the Trustees, by vote of a majority of the outstanding shares of the Fund, or by the Adviser. Each Advisory Agreement also terminates automatically in the event of its assignment, as defined in the 1940 Act and the rules thereunder.

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Each Advisory Agreement provides that the Adviser shall not be liable for any error of judgment or for any loss suffered by the Trust in connection with the performance of its duties, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties, or from reckless disregard of its duties and obligations thereunder.

Portfolio Manager

John P. Hussman, Ph.D. serves as the sole portfolio manager for each Fund.

Other Accounts Managed (as of June 30, 2024)

As of the date of this Statement of Additional Information, the Funds are the Adviser’s only investment advisory clients. Dr. Hussman is also a Trustee of the Hussman Foundation, Inc. and oversees the investments of various charitable organizations, without direct compensation. Such investments are restricted to money market securities and mutual funds, which may include the Funds, and may therefore result in indirect compensation to the Adviser in the same amount as is paid by other Fund shareholders.

Name of Portfolio Manager	Type of Accounts	Total Number of Other Accounts Managed	Total Assets of Other Accounts Managed	Number of Accounts Managed with Advisory Fee Based on Performance	Total Assets of Accounts Managed with Advisory Fee Based on Performance
Strategic Market Cycle Fund
John P. Hussman, Ph.D.	Registered Investment Companies: Other Pooled Investment Vehicles: Other Accounts:	2 0 0	$206,339,179 $ 0 $ 0	0 0 0	$ 0 $ 0 $ 0
Strategic Allocation Fund
John P. Hussman, Ph.D.	Registered Investment Companies: Other Pooled Investment Vehicles: Other Accounts:	2 0 0	$503,438,283 $ 0 $ 0	0 0 0	$ 0 $ 0 $ 0
Strategic Total Return Fund
John P. Hussman, Ph.D.	Registered Investment Companies: Other Pooled Investment Vehicles: Other Accounts:	2 0 0	$350,273,966 $ 0 $ 0	0 0 0	$ 0 $ 0 $ 0

Potential Conflicts of Interest

The Adviser does not believe that any material conflicts of interest exist as a result of Dr. Hussman managing Strategic Market Cycle Fund, Strategic Allocation Fund and Strategic Total Return Fund.

The Adviser may occasionally recommend purchases or sales of the same portfolio securities for the Funds. In such circumstances, it is the policy of the Adviser to allocate purchases and sales among the Funds in a manner which the Adviser deems equitable, taking into consideration such factors as relative size of the portfolios, concentration of holdings, investment objectives, tax status, cash availability, purchase costs, holding periods and other pertinent factors relative to each Fund. The Adviser believes that it is highly unlikely that simultaneous transactions would

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adversely affect the ability of a Fund to obtain or dispose of the full amount of a security which it seeks to purchase or sell or the price at which such security can be purchased or sold.

Compensation

Dr. Hussman’s compensation includes a fixed salary paid by the Adviser plus the profits of the Adviser. The profitability of the Adviser is primarily dependent upon the value of the Funds’ assets. However, compensation is not directly based upon the Funds’ performance or the value of the Funds’ assets.

Ownership of Fund Shares

The following table indicates the dollar range of shares beneficially owned by Dr. Hussman as of June 30, 2024.

Strategic Market Cycle Fund	Over $1,000,000
Strategic Allocation Fund	Over $1,000,000
Strategic Total Return Fund	Over $1,000,000

PORTFOLIO TRANSACTIONS

Pursuant to the Advisory Agreements, the Adviser determines, subject to the general supervision of the Trustees of the Trust and in accordance with each Fund’s investment objective, policies and restrictions, the securities to be purchased and sold by the Funds and the brokers used to execute the Funds’ portfolio transactions.

Purchases and sales of portfolio securities that are debt securities usually are principal transactions in which portfolio securities are normally purchased directly from the issuer or from an underwriter or market maker for the securities. Purchases from underwriters of securities generally include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers may include the spread between the bid and ask prices. Transactions on stock exchanges involve the payment of negotiated brokerage commissions. Transactions in the over-the-counter markets are generally principal transactions with dealers. With respect to the over-the-counter markets, the Funds, if possible, will deal directly with the dealers who make a market in the securities involved except under those circumstances where better price and execution are available elsewhere.

Allocation of transactions, including their frequency, to various brokers and dealers is determined by the Adviser in its best judgment and in a manner deemed fair and reasonable to the Funds. The primary consideration is prompt execution of orders in an effective manner at the most favorable price. Subject to this consideration, brokers who provide investment research to the Adviser may receive orders for transactions on behalf of a Fund. This information is in addition to and not in lieu of services required to be performed by the Adviser and does not reduce the fees payable to the Adviser by the Funds. Supplemental information obtained by the placement of brokerage orders for one Fund may be useful to the Adviser in carrying out its obligations to the other Funds.

While the Adviser generally seeks competitive commissions, the Funds may not necessarily pay the lowest commission available on each brokerage transaction for the reasons discussed above.

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The Funds paid the following brokerage commissions during the past three fiscal years.

Brokerage Commissions	June 30, 2024	June 30, 2023	June 30, 2022
Strategic Market Cycle Fund	$ 637,568	$ 870,051	$ 852,638
Strategic Allocation Fund	$ 16,592	$ 10,505	$ 13,466
Strategic Total Return Fund	$ 71,848	$ 56,342	$ 33,905

OTHER SERVICE PROVIDERS

Administrator, Fund Accountant and Transfer Agent

Ultimus Fund Solutions, LLC (“Ultimus”), 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, serves as the Administrator, Fund Accountant and Transfer Agent to the Funds pursuant to an Administration Agreement, a Fund Accounting Agreement and a Transfer Agent and Shareholder Services Agreement (collectively, the “Service Agreements”).

As Administrator, Ultimus assists in supervising all operations of the Funds (other than those performed by the Adviser under the Advisory Agreements). Ultimus has agreed to perform or arrange for the performance of the following services (under the Service Agreements, Ultimus may delegate all or any part of its responsibilities thereunder):

--	prepares and assembles reports required to be distributed to the Funds’ shareholders and arranges for the printing and dissemination of such reports;

--	assembles and files reports required by the SEC;

--	arranges for the dissemination of proxy materials to shareholders of the Funds;

--	determines the amounts available for distribution as dividends and distributions to be paid by each Fund to its shareholders; prepares and arranges for the printing of dividend notices to shareholders; and provides the Funds’ custodian with such information as is required to effect the payment of dividends and distributions;

--	oversees the preparation and filing of the Funds’ federal income and excise tax returns and the Funds’ state and local tax returns; and

--	makes such reports and recommendations to the Board of Trustees as the Board reasonably requests or deems appropriate.

As Fund Accountant, Ultimus maintains the accounting books and records for the Funds, including journals containing an itemized daily record of all purchases and sales of portfolio securities, all receipts and disbursements of cash and all other debits and credits, general and auxiliary ledgers reflecting all asset, liability, reserve, capital, income and expense accounts, including interest

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accrued and interest received, and other required separate ledger accounts. Ultimus also maintains a monthly trial balance of all ledger accounts; performs certain accounting services for the Funds, including calculating net asset value and dividend and capital gains distributions; reconciles cash movements with the custodian; verifies and reconciles with the custodian all daily trade activities; providing reports; obtaining dealer quotations or prices from pricing services used in determining net asset value; and preparing interim balance sheets, statements of income and expense, and statements of changes in the Funds’ net assets.

As Transfer Agent, Ultimus performs the following services in connection with the Funds’ shareholders: maintains records for shareholders of record; processes shareholder purchase and redemption orders; processes transfers and exchanges of shares of the Funds on the shareholder files and records; processes dividend payments and reinvestments; and assists in the mailing of shareholder reports and proxy solicitation materials.

Ultimus receives a monthly fee from each Fund, based upon the average value of its daily net assets per annum, for its services as Administrator and Fund Accountant. Ultimus receives a fee from each Fund at an annual rate per shareholder account, depending on the nature of the account, subject to a minimum fee of $1,500 per month for its services as Transfer Agent. Ultimus is reimbursed for certain expenses assumed pursuant to the Service Agreements.

During the past three fiscal years, the Funds paid the following administration, accounting and transfer agent fees to Ultimus:

Administration Fees	June 30, 2024	June 30, 2023	June 30, 2022
Strategic Market Cycle Fund	$276,886	$355,641	$287,385
Strategic Allocation Fund	$ 24,000	$ 24,000	$ 24,000
Strategic Total Return Fund	$137,500	$163,423	$194,002
Accounting Fees
Strategic Market Cycle Fund	$ 70,553	$80,987	$70,998
Strategic Allocation Fund	$ 32,776	$32,384	$32,081
Strategic Total Return Fund	$ 49,643	$53,375	$57,715
Transfer Agent Fees
Strategic Market Cycle Fund	$51,605	$83,058	$81,418
Strategic Allocation Fund	$18,000	$18,000	$18,000
Strategic Total Return Fund	$24,631	$37,587	$44,630

Unless sooner terminated as provided therein, the Service Agreements between the Trust and Ultimus will continue in effect until June 7, 2025. The Service Agreements thereafter, unless otherwise terminated as provided in the Service Agreements, are renewed automatically for successive one-year periods.

The Service Agreements provide that Ultimus shall not be liable for any error of judgment or mistake of law or any loss suffered by the Trust in connection with the matters to which the Service Agreements relate, except a loss from willful misfeasance, bad faith or negligence in the performance of its duties, or from the reckless disregard by Ultimus of its obligations and duties thereunder.

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Compliance Consulting Agreement

Under the terms of a Compliance Consulting Agreement dated April 1, 2023 with the Trust, Northern Lights Compliance Services, LLC, an affiliate of Ultimus, provides an individual with the requisite background and familiarity with the Federal securities laws to serve as the Trust’s Chief Compliance Officer and to administer the Trust’s compliance policies and procedures. For these services, the Trust pays Northern Lights a base fee per annum, plus an asset-based fee based on the average value of the Trust’s aggregate daily net assets per annum. Each Fund pays its proportionate share of such fee. In addition, the Trust reimburses Ultimus for its reasonable out-of-pocket expenses relating to these compliance services. Prior to April 1, 2023, the Trust’s Compliance Consulting Agreement was with Ultimus.

During the past three fiscal years the Funds paid the following compliance service fees to Northern Lights/Ultimus under the Compliance Consulting Agreements.

Compliance Service Fees	June 30, 2024	June 30, 2023	June 30, 2022
Strategic Market Cycle Fund	$33,081	$38,998	$27,767
Strategic Allocation Fund	$ 9,260	$ 6,118	$ 5,984
Strategic Total Return Fund	$20,159	$19,474	$24,844

Principal Underwriter

Ultimus Fund Distributors, LLC (the “Distributor”), 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, is the exclusive agent for the distribution of shares of the Funds. The Distributor is obligated to sell shares of the Funds on a best efforts basis only against purchase orders for the shares. Shares of the Funds are offered to the public on a continuous basis. The Distributor is compensated by the Adviser for its services to the Trust under a written agreement for such services. The Distributor is an affiliate of Ultimus.

Custodian

U.S. Bank NA, 425 Walnut Street, Cincinnati, Ohio 45202, serves as custodian to the Funds pursuant to a Custody Agreement. Its responsibilities include safeguarding and controlling each Fund’s cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on each Fund’s investments.

Independent Registered Public Accounting Firm

The Trust has selected Cohen & Company, Ltd., 342 North Water Street, Suite 830, Milwaukee, Wisconsin 53202, to serve as the independent registered public accounting firm for the Trust and to audit the financial statements of the Funds for its fiscal year ending June 30, 2025.

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Legal Counsel

The Trust has retained Troutman Pepper Hamilton Sanders LLP, 3000 Two Logan Square, Eighteenth and Arch Streets, Philadelphia, Pennsylvania 19103 to serve as counsel for the Trust and counsel to the Independent Trustees.

GENERAL INFORMATION

Description of Shares

The Trust is an unincorporated business trust that was organized under Ohio law on June 1, 2000. The Trust’s Declaration of Trust authorizes the Board of Trustees to divide shares into series, each series relating to a separate portfolio of investments, and may further divide shares of a series into separate classes. In the event of a liquidation or dissolution of the Trust or an individual series or class, shareholders of a particular series or class would be entitled to receive the assets available for distribution belonging to such series or class. Shareholders of a series or class are entitled to participate equally in the net distributable assets of the particular series or class involved upon liquidation, based on the number of shares of the series or class that are held by each shareholder. Any assets, income, earnings, proceeds, funds or payments that are not readily identifiable as belonging to any particular series or class will be allocated among any one or more series or classes as may be deemed fair and equitable.

Shares of the Funds, when issued, are fully paid and non-assessable. Shares have no subscription, preemptive or conversion rights. Shares do not have cumulative voting rights. Shareholders are entitled to one vote for each full share held and a fractional vote for each fractional share held. Shareholders of all Funds in the Trust will vote together and not separately, except as otherwise required by law or when the Board of Trustees determines that the matter to be voted upon affects only the interests of the shareholders of a particular series or class. Rule 18f-2 under the 1940 Act provides, in substance, that any matter required to be submitted to the holders of the outstanding voting securities of an investment company, such as the Trust, will not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each series or class affected by the matter. A series or class is affected by a matter unless the interests of each series or class in the matter are substantially identical or the matter does not affect any interest of the series or class. Under Rule 18f-2, the approval of an investment advisory agreement, a distribution plan or any change in a fundamental investment policy would be effectively acted upon with respect to a series or class only if approved by a majority of the outstanding shares of such series or class. The Rule also provides that the ratification of the appointment of independent accountants and the election of Trustees may be effectively acted upon by shareholders of all series and classes of shares of the Trust voting together as a single class.

Trustee Liability

The Declaration of Trust provides that the Trustees of the Trust will not be liable in any event in connection with the affairs of the Trust, except as such liability may arise from his or her own bad faith, willful misfeasance, gross negligence, or reckless disregard of duties. It also provides that all third parties shall look solely to the Trust’s property for satisfaction of claims arising in

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connection with the affairs of the Trust. With the exceptions stated, the Declaration of Trust provides that a Trustee or officer is entitled to be indemnified against all liability in connection with the affairs of the Trust.

Code of Ethics

The Trust, the Adviser, and the Distributor have each adopted a code of ethics. These codes of ethics permit personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Funds, but prohibit such personnel from engaging in personal investment activities which compete with or attempt to take advantage of the Fund’s planned portfolio transactions. Each party monitors compliance with its code of ethics.

Proxy Voting Policies and Procedures

The Trust and the Adviser have adopted proxy voting policies and procedures that describe how the Funds intend to vote proxies relating to portfolio securities. These policies and procedures are attached to this Statement of Additional Information as Appendix B. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge upon request by calling 1-(800)-443-4249, on the Funds’ website at http://www.hussmanfunds.com., or on the SEC’s website at http://www.sec.gov.

Portfolio Holdings Disclosure Policy

The Board of Trustees of the Trust has adopted a policy to govern the circumstances under which disclosure regarding securities held by the Funds, and disclosure of purchases and sales of such securities, may be made to shareholders of the Funds or other persons. The Trust’s Chief Compliance Officer is responsible for monitoring the use and disclosure of information relating to portfolio securities. Although no material conflicts of interest are believed to exist that could disadvantage the Funds or their shareholders, various safeguards have been implemented to protect each Fund and its shareholders from conflicts of interest, including: the adoption of codes of ethics pursuant to Rule 17j-1 under the 1940 Act designed to prevent fraudulent, deceptive or manipulative acts by officers and employees of the Trust, the Adviser and the Distributor in connection with their personal securities transactions; the adoption by the Adviser and the Distributor of insider trading policies and procedures designed to prevent their employees’ misuse of material non-public information; and the adoption by the Trust of a code of ethics for officers that requires the Chief Compliance Officer and all other officers of the Trust to report to the Board any affiliations or other relationships that could potentially create a conflict of interest with the Funds.

•	Public disclosure regarding the securities held by the Funds (“Portfolio Securities”) is made in Annual Reports and Semi-Annual Reports to shareholders, and in holdings reports on Form N-PORT (“Official Reports”). The Funds’ website also discloses 1st and 3rd quarter portfolio holdings, along with copies of the shareholder reports. Except for such Official Reports and as otherwise expressly permitted by the Trust’s policy, shareholders and other persons may not be provided with information regarding Portfolio Securities held, purchased or sold by the Funds.
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•	Information regarding Portfolio Securities as of the end of the most recent calendar quarter, and other information regarding the investment activities of each Fund during such quarter, may be disclosed to rating and ranking organizations for use in connection with their rating or ranking of the Fund, but only if such information is at least 30 days old.

•	Information regarding the general market exposure of the Funds (such as the average duration of bond holdings and the extent to which a Fund is hedged) may be disclosed, provided that such information is also disclosed on the Trust’s website and the information does not identify specific Portfolio Securities.

•	Information regarding Portfolio Securities as of the end of the most recent calendar quarter may be disclosed to any other person or organization at the request of such person or organization, but only if such information is at least 30 days old.

•	The Trust’s Chief Compliance Officer may approve the disclosure of holdings of or transactions in Portfolio Securities of a Fund that is made on the same basis to all shareholders of the Fund.

•	The Funds’ policy relating to disclosure of holdings of Portfolio Securities does not prohibit disclosure of information to the Adviser or to other Trust service providers, including the Trust’s administrator, distributor, custodian, legal counsel, independent auditor and printers/typesetters, or to brokers and dealers through which the Funds purchase and sell Portfolio Securities. Below is a table that lists each service provider that may receive non-public portfolio information along with information regarding the frequency of access to, and limitations on use of, portfolio information.

Type of Service Provider	Typical Frequency of Access to Portfolio Information	Restrictions on Use
Adviser	Daily	Contractual and Ethical
Administrator and Distributor	Daily	Contractual and Ethical
Custodian	Daily	Contractual and Ethical
Independent Auditor	During annual audit	Ethical
Legal Counsel	Regulatory filings, board meetings, and if a legal issue regarding the portfolio requires counsel’s review	Ethical
Printers/Typesetters	Twice a year – printing of semi-annual and annual reports	No formal restrictions are in place. The printer would not receive portfolio information until at least 30 days old.
Broker/dealers through which Fund purchases and sells portfolio securities	Daily access to the relevant purchase and/or sale – no broker/dealer has access to the Fund’s entire portfolio	Contractual and Ethical
Performance calculation, regulatory reporting, and data distribution service	Monthly	Contractual and Ethical

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Such disclosures may be made without approval of the Trust’s Chief Compliance Officer because the Board of Trustees has determined that the Funds and their shareholders are adequately protected by the restrictions on use in those instances listed above.

•	The Trust’s Chief Compliance Officer may approve other arrangements under which information relating to Portfolio Securities held by the Funds, or purchased or sold by the Funds (other than information contained in Official Reports), may be disclosed. The Chief Compliance Officer may approve such an arrangement only if he concludes (based on a consideration of the information to be disclosed, the timing of the disclosure, the intended use of the information and other relevant factors) that the arrangement is reasonably necessary to aid in conducting the ongoing business of the Trust and is unlikely to affect adversely a Fund or any shareholder of the Fund. The Chief Compliance Officer must inform the Board of Trustees of any such arrangements that are approved by the Chief Compliance Officer, and the rationale supporting approval, at the next regular quarterly meeting of the Board of Trustees following such approval.

•	Neither the Adviser nor the Trust (or any affiliated person, employee, officer, trustee or director of the Adviser or the Trust) may receive any direct or indirect compensation in consideration of the disclosure of information relating to Portfolio Securities held, purchased or sold by the Funds.

Principal Shareholders

The following table provides the name and address of any person who owns of record or beneficially 5% or more of the outstanding shares of the Funds as of October 8, 2024.

Name of Fund	Shareholder	Percentage Ownership	Type of Ownership
Strategic Market Cycle Fund	Charles Schwab & Co., Inc.* Special Custody Account for the Benefit of Customers 211 Main Street San Francisco, California 94105	30.45%	Record
Strategic Market Cycle Fund	Vanguard Brokerage Services P.O. Box 982901 El Paso, Texas 79998	5.29%	Record
Strategic Market Cycle Fund	Pershing LLC 1 Pershing Plaza Jersey City, New Jersey 07399	9.64%	Record
Strategic Market Cycle Fund	John P. Hussman, Trustee John P. Hussman Revocable Trust 6021 University Boulevard, Ste.490 Ellicott City, Maryland	5.59%	Record and Beneficial
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Strategic Allocation Fund	John P. Hussman 2005 Irrevocable Trust c/o Stewart, Plant & Blumenthal 7 Saint Paul Street, Suite 910 Baltimore, Maryland 21202	10.33%	Record and Beneficial
Strategic Allocation Fund	Charles Schwab & Co., Inc. Special Custody Account for the Benefit of Customers 211 Main Street San Francisco, California 94105	15.06%	Record
Strategic Allocation Fund	The Hussman Foundation 6021 University Boulevard, Ste.490 Ellicott City, Maryland	16.66%	Record
Strategic Total Return Fund	Charles Schwab & Co., Inc.* Special Custody Account for the Benefit of Customers 211 Main Street San Francisco, California 94105	36.01%	Record
Strategic Total Return Fund	Vanguard Brokerage Services P.O. Box 982901 El Paso, Texas 79998	5.07%	Record

*May be deemed to control the Fund by virtue of owning more than 25% of the outstanding shares.

ADDITIONAL TAX INFORMATION

Each Fund has qualified and intends to continue to qualify annually as a regulated investment company, or “RIC,” under the Internal Revenue Code of 1986, as amended (the “Code”). Qualification generally will relieve a Fund of liability for federal income taxes to the extent its net investment income and net realized capital gains are distributed to shareholders in accordance with Subchapter M of the Code. Depending on the extent of a Fund’s activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located, or in which it is otherwise deemed to be conducting business, a Fund may be subject to the tax laws of these states or localities. If for any taxable year a Fund does not qualify for the special tax treatment afforded to RICs, all of its taxable income will be subject to federal tax at regular corporate rates (without any deduction for distributions to its shareholders). In such event, dividend distributions would be taxable to shareholders to the extent of the Fund’s earnings and profits, and, subject to certain limitations under the Code, would be eligible for the dividends-received deduction for corporations and reduced tax rates applicable to “Qualified Dividends” for individuals (as discussed below).

Among the requirements to qualify as a RIC, each Fund must distribute annually no less than the sum of 90% of its “investment company taxable income” and 90% of its net tax-exempt income. In addition to this distribution requirement, each Fund must (1) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currency, certain other income (including but not limited to gains from options, futures and forward contracts) derived

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with respect to its business of investing in stock, securities or currencies, or from net income derived from an interest in a qualified publicly traded partnership (“PTP”) as defined in section 851(h) of the Code; and (2) diversify its holdings so that at the end of each quarter of its taxable year the following two conditions are met: (a) at least 50% of the value of the Fund’s total assets is represented by cash, U.S. Government securities, securities of other RICs and other securities (for this purpose such other securities will qualify only if the Fund’s investment is limited in respect to any issuer to an amount not greater than 5% of the value of the Fund’s total assets and not greater than 10% of the outstanding voting securities of such issuer) and (b) not more than 25% of the value of the Fund’s total assets is invested in the securities (other than U.S. Government securities or securities of other RICs) of any one issuer, the securities of any two or more issuers that the Fund controls and which are determined to be engaged in the same or similar trades or businesses or related trades or businesses, or the securities of one or more qualified PTPs. For these purposes, a qualified PTP is generally a PTP other than one where at least 90% of its gross income is gross income that would otherwise be qualifying gross income for a RIC.

Under the Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”), there is a remedy for a failure of the Subchapter M asset diversification test, if the failure was due to reasonable cause and not willful neglect, subject to certain divestiture and procedural requirements and the payment of a tax. The Modernization Act also sets forth a de minimis exception to a potential failure of the Subchapter M asset diversification test that would require corrective action but no tax. In addition, the Modernization Act allows for the remedy of a failure of the source-of-income requirement, if the failure was due to reasonable cause and not willful neglect, subject to certain procedural requirements and the payment of a tax.

Each Fund’s net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carryforwards. As of June 30, 2024, the Funds had the following short-term and long-term capital loss carryforwards for federal income tax purposes. These capital loss carryforwards, which do not expire, may be utilized in future years to offset net realized capital gains, if any, prior to distributing such gains to shareholders.

	Short-Term Capital Loss Carryforward	Long-Term Capital Loss Carryforward	Total
Strategic Market Cycle Fund	$505,517,253	$422,466,117	$927,983,370
Strategic Total Return Fund	$ 36,862,464	$ 7,280,183	$44,142,647
Strategic Allocation Fund	-------	$ 2,304,062	$ 2,304,062

A federal excise tax at the rate of 4% will be imposed on the excess, if any, of each Fund’s “required distribution” over actual distributions in any calendar year. Generally, the “required distribution” is 98% of a Fund’s ordinary income for the calendar year plus 98.2% of its net capital gains recognized during the one-year period ending on October 31 of that calendar year plus undistributed amounts from prior years. Each Fund intends to make distributions sufficient to avoid the imposition of the excise tax.

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If a Fund purchases shares in a “passive foreign investment company” (“PFIC”), the Fund may be subject to federal income tax and an interest charge imposed by the IRS on certain “excess distributions” received from the PFIC or on a gain from the sale of stock in the PFIC, even if all income or gain actually received by the Fund is timely distributed to its shareholders. The Funds will not be permitted to pass through to their shareholders any credit or deduction for taxes and interest charges incurred with respect to PFICs. Elections may be available that would ameliorate these adverse tax consequences, but such elections could require the Funds to recognize taxable income or gain without the concurrent receipt of cash. Investments in PFICs could also result in the treatment of associated capital gains as ordinary income. Each Fund may limit and/or manage its holdings in PFICs to minimize its tax liability or maximize its returns from these investments. Because it is not always possible to identify a foreign corporation as a PFIC in advance of acquiring shares of the corporation, a Fund may incur the tax and interest charges described above in some instances.

Individual shareholders of the Funds may benefit from lower rates applicable to long-term capital gains on certain distributions that are attributable to certain dividends received by the Fund from U.S. corporations and certain foreign corporations (“Qualified Dividends”). Long-term capital gains are generally taxable to individuals at a maximum rate of 20%, with lower rates potentially applicable to taxpayers depending on their income levels. For 2024, the American Taxpayer Relief Act of 2012 requires individual taxpayers with taxable incomes above $518,901 ($583,751 for married taxpayers filing jointly, $291,851 for married taxpayers filing separately, and $551,351 for heads of households) to be subject to a 20% rate of tax on long-term capital gains and Qualified Dividends. Taxpayers that are not in the highest tax bracket continue to be subject to a maximum 15% rate of tax on long-term capital gains and Qualified Dividends. These rates may change over time. Distributions of net short-term capital gains that exceed net long-term capital losses will generally be taxable as ordinary income. In addition, for an individual shareholder to benefit from the lower tax rate on Qualified Dividends (either 15% or 20%, depending on income levels), the shareholder must hold shares in the Fund, and the Fund must hold shares in the dividend-paying corporation, at least 61 days during a prescribed period. The prescribed period is the 121-day period beginning 60 days before the date on which the shareholder or the Fund, as the case may be, becomes entitled to receive the dividend. Furthermore, in determining the holding period for this purpose, any period during which the recipient’s risk of loss is offset by means of options, short sales or similar instruments is not included. Additionally, an individual shareholder would not benefit from the lower tax rate to the extent it or the Fund is obligated (e.g., pursuant to a short sale) to make related payments with respect to positions in substantially similar or related property.

It is anticipated that amounts distributed by the Funds that are attributable to certain dividends received from domestic corporations will qualify for the 50% dividends-received deduction for corporate shareholders. A corporate shareholder’s dividends-received deduction will be disallowed unless it holds shares in the Fund, and the Fund holds shares in the dividend-paying corporation, at least 46 days during the 91-day period beginning 45 days before the date on which the shareholder or the Fund, as the case may be, becomes entitled to receive the dividend. In determining the holding period for this purpose, any period during which the recipient’s risk of loss is offset by means of options, short sales or similar transactions is not counted. Furthermore, the dividends-received deduction will be disallowed to the extent a corporate shareholder’s investment in shares of a Fund, or the Fund’s investment in the shares of a dividend-paying

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corporation, is financed with indebtedness. Additionally, a corporate shareholder would not benefit to the extent it or a Fund is obligated (e.g., pursuant to a short sale) to make related payments with respect to positions in substantially similar or related property.

Investments by the Funds in certain options, futures contracts and options on futures contracts are “section 1256 contracts.” Any gains or losses on section 1256 contracts are generally considered 60% long-term and 40% short-term capital gains or losses. Section 1256 contracts held by the Funds at the end of each taxable year are treated for federal income tax purposes as being sold on such date for their fair market value. When the section 1256 contract is subsequently disposed of, the actual gain or loss will be adjusted by the amount of any preceding year-end gain or loss. The use of section 1256 contracts may require the Funds to distribute to shareholders gains that have not yet been realized in order to avoid federal income tax liability. Foreign currency gains or losses on non-U.S. dollar-denominated bonds and other similar debt instruments and on any non-U.S. dollar-denominated futures contracts, options and forward contracts that are not section 1256 contracts generally will be treated as ordinary income or loss.

Certain hedging transactions undertaken by the Funds may result in “straddles” for federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by the Funds. In addition, losses realized by the Funds on positions that are part of a straddle may be deferred, rather than being taken into account in calculating taxable income for the taxable year in which such losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences to the Funds of hedging transactions are not entirely clear. The hedging transactions may increase the amount of short-term capital gains realized by a Fund, which are taxed as ordinary income when distributed to shareholders. The Funds may make one or more of the elections available under the Code which are applicable to straddles. If a Fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the elections made. The rules applicable under certain of the elections operate to accelerate the recognition of gains or losses from the affected straddle positions. Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gains in any year, may be increased or decreased substantially as compared to a fund that did not engage in such hedging transactions.

The Funds may be subject to a tax on dividend or interest income received from securities of a non-U.S. issuer withheld by a foreign country at the source. The U.S. has entered into tax treaties with many foreign countries that may entitle the Funds to a reduced rate of tax or exemption from tax on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of a Fund’s assets to be invested within various countries is not known. If more than 50% of the value of a Fund’s total assets at the close of a taxable year consists of stocks or securities of foreign companies, the Fund may elect to pass through to its shareholders the foreign income taxes paid by the Fund, provided that certain holding period requirements are met. In such case, the shareholders would be treated as receiving, in addition to the distributions actually received, their proportionate share of foreign income taxes paid by the Fund, and will be treated as having paid such foreign taxes. Shareholders generally will be entitled to deduct or, subject to certain

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limitations, claim a foreign tax credit with respect to such foreign income taxes. A foreign tax credit will be allowed for shareholders who hold shares of the Funds, and the Funds must hold shares in the dividend or interest-paying corporation, for at least 16 days during the 31-day period beginning on the date that is 15 days before the ex-dividend date. Furthermore, in determining the holding period for this purpose, any period during which the recipient’s risk of loss is offset by means of options, short sales, or similar instruments is not included. Additionally, a shareholder would not benefit to the extent it or a Fund is obligated (e.g., pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. Shareholders who have been passed through foreign tax credits of no more than $300 ($600 in the case of married couples filing jointly) during a tax year may be able to claim the foreign tax credit for these amounts directly on their federal income tax returns without having to file a separate Form 1116.

Each Fund is required to withhold U.S. tax (at a 30% rate) on taxable dividends, and may in the future be required to withhold U.S. tax on redemption proceeds paid to certain non-U.S. entities that fail to comply (or be deemed compliant) with registration, reporting and/or withholding requirements designed to inform the U.S. Department of Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to enable the Funds to determine whether withholding is required.

Any loss arising from the sale or redemption of shares of a Fund held for six months or less will be treated for federal income tax purposes as a long-term capital loss to the extent of any amount of capital gains distributions received by the shareholder with respect to such Fund shares. For purposes of determining whether shares of a Fund have been held for six months or less, a shareholder’s holding period is suspended for any periods during which the shareholder’s risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property or through certain options or short sales.

Certain U.S. shareholders, including individuals and estates and trusts whose income exceeds certain levels, are subject to an additional 3.8% Medicare tax on all or a portion of their “net investment income,” which should include dividends from the Funds and net gains from the disposition of shares of the Funds. U.S. shareholders are urged to consult their own tax advisors regarding the implications of the additional Medicare tax on income and gains from an investment in the Funds.

Pursuant to Treasury Regulations directed at tax shelter activity, taxpayers are required to disclose to the IRS certain information on Form 8886 if they participate in a “reportable transaction.” A transaction may be a “reportable transaction” based upon any of several indicia with respect to a shareholder, including the recognition of a loss in excess of certain thresholds. A significant penalty is imposed on taxpayers who participate in a “reportable transaction” and fail to make the required disclosure. Investors should consult their own tax advisors concerning any possible federal, state or local disclosure obligations with respect to their investment in shares of the Funds.

The Code requires that mutual fund companies report cost basis information to the IRS on Form 1099-B for any sale of mutual fund shares acquired after January 1, 2012 (“Covered Shares”). Under IRS regulations, mutual funds must select a default cost basis calculation method and apply

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that method to the sale of Covered Shares unless an alternate IRS-approved method is specifically elected in writing by the shareholder. Average Cost, which is the mutual fund industry standard, has been selected as each Fund’s default cost basis calculation method. If a shareholder determines that an IRS-approved cost basis calculation method other than the Fund’s default method of Average Cost is more appropriate, he must contact the Fund at the time of or in advance of the sale of Covered Shares that are to be subject to that alternate election. All Covered Shares purchased in non-retirement accounts are subject to the cost basis reporting legislation. Non-covered shares are mutual fund shares that were acquired prior to the effective date of January 1, 2012. Cost basis information will not be reported to the IRS or shareholder upon the sale of any non-covered mutual fund shares. Non-covered shares will be redeemed first.

Information set forth in the Prospectuses and this Statement of Additional Information that relates to federal taxation is only a summary of some of the important federal tax considerations generally affecting shareholders. No attempt has been made to present a detailed explanation of the federal income tax treatment of the Funds or their shareholders and this description is not intended as a substitute for federal tax planning. In addition, the discussion does not address the state, local or foreign tax consequences of an investment in the Funds. Accordingly, potential shareholders of the Funds are urged to consult their tax advisors with specific reference to their own tax situation. In addition, the tax discussion in the Prospectuses and this Statement of Additional Information is based on tax laws and regulations which are in effect on the date of the Prospectus and this Statement of Additional Information; these laws and regulations may be changed by legislative or administrative action. This summary does not discuss all of the tax consequences that may be relevant to a particular investor or to certain investors subject to special treatment under federal income tax laws, such as insurance companies and non-U.S. persons.

FINANCIAL STATEMENTS

The financial statements of the Funds for the year ended June 30, 2024, which have been audited by Cohen & Company, Ltd., an independent registered public accounting firm, are incorporated herein by reference to the financial highlights’ information from Form N-CSR of the Trust dated June 30, 2024.

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APPENDIX A: RATINGS DESCRIPTIONS

The long-term global ratings of Moody’s, S&P and Fitch are as follows:

Moody’s Investors Service, Inc.

Aaa – Obligations rated Aaa are judged to be of the highest quality, with minimal risk.

Aa – Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A – Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa – Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such, may possess speculative characteristics.

Ba – Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B – Obligations rated B are considered speculative and are subject to high credit risk.

Caa – Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca – Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery in principal and interest.

C – Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Moody’s appends numerical modifiers 1, 2 and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

S&P Global Ratings

AAA – An obligation rated “AAA” has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA – An obligation rated “AA” differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A – An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

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BBB – An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments on the obligation.

BB, B, CCC, CC and C – Obligations rated “BB,” “B,” “CCC,” “CC” and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB – An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitments on the obligation.

B – An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB,” but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments on the obligation.

CCC – An obligation rated “CCC” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.

CC – An obligation rated “CC” is currently highly vulnerable to nonpayment. The “CC” rating is used when a default has not yet occurred, but S&P expects default to be a virtual certainty, regardless of the anticipated time to default.

C - An obligation rated “C” is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.

D - An obligation rated “D” is in default or in breach of an imputed promise. For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to “D” if it is subject to a distressed debt restructuring.

NR – This indicates that a rating has not been assigned or is no longer assigned.

Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

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Fitch Ratings

AAA – Highest credit quality. ‘AAA’ ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA – Very high credit quality. ‘AA’ ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A - High credit quality. ‘A’ ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB – Good credit quality. ‘BBB’ ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.

BB – Speculative. ‘BB’ ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists that supports the servicing of financial commitments.

B – Highly speculative. ‘B’ ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC – Substantial credit risk. Very low margin for safety. Default is a real possibility.

CC – Very high levels of credit risk. Default of some kind appears probable.

C – Near default. A default or default-like process has begun, or for a closed funding vehicle, payment capacity is irrevocably impaired. Conditions that are indicative of a “C’ category rating for an issuer include:

a.	the issuer has entered into a grace or cure period following non-payment of a material financial obligation;
b.	the formal announcement by the issuer or its agent of a distressed debt exchange;
c.	a closed financing vehicle where payment capacity is irrevocably impaired such that it is not expected to pay interest and/or principal in full during the life of the transaction, but where no payment default is imminent.

RD – Restricted Default. RD ratings indicate an issuer that in Fitch Ratings’ opinion has experienced:

•	An uncured payment default or distressed debt exchange on a bond, loan or other material financial obligations, but
•	Has not entered into bankruptcy filings, administration, receivership, liquidation, or other formal winding-up procedure, and
•	Has not overwise ceased operating.

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This would include:

The selective payment default on a specific class or currency of debt:

The uncured expiry of any applicable original grace period, cure period, or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation.

D – Default. D ratings indicate an issuer that in Fitch Ratings’ opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, or that has otherwise ceased business and debt is still outstanding.

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APPENDIX B: PROXY VOTING POLICIES AND PROCEDURES

Hussman Investment Trust

and Hussman Strategic Advisors, Inc.

As part of their fiduciary responsibilities, Hussman Investment Trust (the “Trust”) and the Adviser intend to exercise proxy votes concerning matters of corporate governance and business practices at the companies in which the Trust invests. The Trust and the Adviser exercise their voting responsibilities with the goal of maximizing the value of shareholders' investments, subject to reasonable standards of ethical business conduct.

The Trust’s board of trustees has delegated to the Adviser the responsibility of overseeing voting policies and decisions for the Trust. The Adviser’s proxy voting principles for the Trust are summarized below, with specific examples of voting decisions for the types of proposals that are most frequently presented:

General policy for voting proxies

The Adviser will vote proxies in a manner intended to maximize the value of investments to shareholders, subject to reasonable ethical standards. The Adviser will attempt to resolve any conflict of interest between shareholder interests and the business interests of the Adviser in the way that will most benefit the shareholders of the Trust.

When voting proxy ballots, the Adviser gives substantial weight to the recommendation of management, in an attempt to give the company broad flexibility to operate as it believes is appropriate. However, the Adviser will consider each issue on its own merits, and the position of a company’s management will not be supported in any situation where the Adviser determines, in its discretion, that such position is not in the best interests of shareholders (for example, dilution of shareholder interests through option grants), or against reasonable standards of ethical conduct.

Proxy voting, absent any unusual circumstances, will be conducted in accordance with the procedures set forth below.

Election of boards of directors

While representation by management on the board of directors of a corporation can be of significant benefit in shaping effective business practices, the Adviser believes that the majority of board members should be independent. In addition, key board committees – particularly audit committees - should be entirely independent.

The Adviser will generally support the election of directors that result in a board made up of a majority of independent directors. The Adviser may support efforts to declassify existing boards, and may block efforts by companies to adopt classified board structures.

Equity-based compensation plans

The Adviser strongly favors cash-based incentive plans such as profit-sharing and performance-linked bonus compensation. In contrast, the Adviser generally views stock and option incentive plans as hostile to the interests of shareholders, dilutive, subject to windfalls unrelated to financial

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performance, ineffective in enhancing the market value of equities, and poorly suited to increasing the long-term cash flows available to shareholders.

The Adviser will generally vote against stock and option incentive plans in any form.

The Adviser supports expensing the full value of option grants on an accrual basis (for more information, please see “How and why stock options should be expensed from corporate earnings” on the Research & Insight page of www.hussmanfunds.com).

In contrast to option incentive plans, the Adviser will generally vote in favor of employee stock purchase plans (i.e. availability of stock purchase by employees at a fixed discount to market value). Though the Advisor sees such plans as less effective than EVA plans, they are acceptable as a legitimate employment benefit, provided that shares purchased under the plan are acquired for no less than 85% of their market value.

Corporate and social policy issues

The decision to purchase a given security includes an evaluation of the company’s industry and products, as well as confidence in management to pursue the best interests of the company. While the Adviser does not specifically restrict investments against particular industries such as tobacco, defense, nuclear power or other areas, the Adviser believes that corporate policy should adhere to reasonable standards of social responsibility. Proxy matters in this category, initiated primarily by shareholders, typically request that the company disclose or amend certain business practices.

The Adviser believes that the marketing to minors of violent media, explicit material, or potentially addictive substances (alcohol, tobacco), or unrestricted availability having similar effect, is unethical and socially irresponsible. The Adviser will generally vote in favor of resolutions to reasonably restrict such practices, provided that the actions required by the resolutions are sufficiently targeted and quantifiable.

The Adviser believes that companies with substantial manufacturing activities in developing countries can substantially limit risks to reputation, reduce legal liability, and enhance financial stability by adopting well- articulated human rights policies. The Adviser will generally vote in favor of adopting such policies, particularly with regard to safety and workplace conditions, provided that they do not include restrictive provisions that unduly limit the ability of the company to operate competitively, or the flexibility of the company to determine the size and compensation of its labor force.

Approval of independent auditors

The Adviser believes that the relationship between the company and its auditors should be limited primarily to the audit engagement, although it may include certain closely related activities that do not, in the aggregate, create a risk of impaired independence.

Corporate structure and shareholder rights

The Adviser believes that shareholders should have voting power equal to their equity interest in the company and will generally vote for proposals to lower barriers to shareholder action (e.g.,

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limited rights to call special meetings, limited rights to act by written consent). The Adviser will generally vote against proposals for a separate class of stock with disparate voting rights.

The Adviser will generally vote for proposals to subject shareholder rights plans ("poison pills") to a shareholder vote. In evaluating these plans, the Adviser will be more likely to support arrangements with short-term (less than 3 years) sunset provisions, qualified bid/permitted offer provisions ("chewable pills") and/or mandatory review by a committee of independent directors at least every three years (so-called "TIDE" provisions).

Conflicts of interest

The Adviser recognizes that under certain circumstances it may have a conflict of interest in voting proxies on behalf of its clients. Such circumstances may include, but are not limited to, situations where the Adviser or one or more of its affiliates, including officers, directors and employees, has or is seeking a client relationship with the issuer of the security that is the subject of the proxy vote. The Adviser shall periodically inform its employees that they are under an obligation to be aware of the potential for conflicts of interest on the part of the Adviser with respect to voting proxies on behalf of clients, both as a result of the employee’s personal relationships and due to circumstances that may arise during the conduct of the Adviser’s business, and to bring conflicts of interest of which they become aware to the attention of the Proxy Manager. The Adviser shall not vote proxies relating to such issuers on behalf of its client accounts until it has determined that the conflict of interest is not material or a method of resolving such conflict of interest has been agreed upon by the Audit Committee. A conflict of interest will be considered material to the extent that it is determined that such conflict has the potential to influence the Adviser’s decision-making in voting a proxy. Materiality determinations will be based upon an assessment of the particular facts and circumstances. If the Proxy Manager determines that a conflict of interest is not material, the Adviser may vote proxies notwithstanding the existence of a conflict. If the conflict of interest is determined to be material, the conflict shall be disclosed to the Audit Committee and the Adviser shall follow the instructions of the Audit Committee. The Proxy Manager shall keep a record of all materiality decisions and report them to the Audit Committee on a quarterly basis.

Proxy voting process

Reasonable efforts will be made to obtain proxy materials and to vote in a timely fashion. The Adviser may utilize the services of outside professionals to assist its analysis of voting issues and the actual voting of proxies. Records will be maintained regarding the voting of proxies under these policies and procedures as required by the federal securities laws and applicable rules.

Currently, proxy ballots are received and voted in Broadridge’s online voting platform (either ProxyEdge or Proxy Disclosure). All ballots will be voted in accordance with the Adviser’s proxy voting policies and reviewed by one or more members of the Adviser’s staff. Votes will be maintained in a file which is reconciled at least quarterly to Broadridge’s voting records by the Adviser’s Chief Compliance Officer.

Form N-PX Amendments

Effective July 1, 2024 Form 13-F filers are required to file a Form N-PX with the SEC with respect to any say on pay votes that an Adviser would not be reporting separately.

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